UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Taxable Fixed Income Funds

Semi-Annual Report March 31, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R6	Class I

Nuveen Symphony Credit Opportunities Fund	NCOAX	NCFCX	NCSRX	NCOIX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFRFX	NFRIX
Nuveen Symphony High Yield Bond Fund	NSYAX	NSYCX	NSYFX	NSYIX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are higher amid the Federal Reserve (Fed) rate hikes and inflation is ticking higher.

The Trump administration’s early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House’s pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and the U.K.’s decision to leave the European Union (or “Brexit”) remained in the minority in the Dutch general election in March and France’s presidential election in May, easing the political uncertainty surrounding Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 22, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Symphony High Yield Bond Fund

The Fund’s portfolios are managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen, LLC. Gunther Stein, Chief Investment Officer and Chief Executive Officer at Symphony and Jenny Rhee manage the Nuveen Symphony Credit Opportunities Fund and the Nuveen Symphony High Yield Bond Fund, while Gunther and Scott Caraher oversee the investments of the Nuveen Symphony Floating Rate Income Fund.

Here they discuss key investment strategies and performance of the Funds for the six-month reporting period ended March 31, 2017.

How did the Funds perform during the six-month reporting period ended March 31, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the six-month, one-year, five-year and/or since inception periods ended March 31, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its comparative market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2017?

Our investment process for the Nuveen Symphony Credit Opportunities Fund, the Nuveen Symphony Floating Rate Income Fund and the Nuveen Symphony High Yield Bond Fund is based upon fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We evaluate the potential upside and downside to any credit and concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms that have enough assets to support meaningful recovery in case of default.

All of these Funds have owned, or currently own, loans with the London Inter-Bank Offered Rate (LIBOR) floor feature. The coupon on most senior loans consists of both LIBOR (usually 90-day U.S. LIBOR) plus a spread. For example, a senior loan might have a coupon structure of “LIBOR plus 400 basis points (bp)” in which the coupon consists of 90-day LIBOR, plus 400bp. Given today’s relatively low LIBOR rate, however, many issuers have put in place LIBOR floors to enhance the yield (and satisfy demand from investors) for newly issued loans. LIBOR floors, as the name suggests, put a “floor” on the reference LIBOR rate. LIBOR floors typically range from 150bp to 50bp. A loan with a LIBOR floor might have a structure of “LIBOR + 400bp with a 100bp LIBOR floor.” In this example, the effective coupon is 5% (100bp + 400bp as long as LIBOR is less than or equal to 100bp). As a result, as LIBOR rises from current levels, the yield on a senior loan with a LIBOR floor will not rise in lockstep until after the reference LIBOR rate exceeds the LIBOR floor. Although many loans have LIBOR floors (the asset class is one of the few that will float when interest rates begin to

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

rise), we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

Nuveen Symphony Credit Opportunities Fund

The Fund’s Class A Shares at NAV outperformed the BofA/Merrill Lynch U.S. High Yield Master II Index, the Custom Benchmark Index and the Lipper High Yield Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment grade or, if unrated, of comparable quality. As of the end of the reporting period, the Fund’s portfolio had 12.7% senior loans and 81.0% high yield bonds. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps and credit default swaps and options on swap agreements.

Several factors contributed to the Fund’s outperformance during the reporting period. All sectors positively contributed to performance, with the exception of the financials and consumer staples sectors. In particular, the corporate bonds of consumer discretionary holdings Scientific Games Corporation contributed to performance. The leading provider of gaming and lottery systems rallied on the combination of a strong high yield market, improving operating gains and the company’s buyback of unsecured debt. We believe the company will benefit further from its corporate restructuring and continue to own the bonds. Also positively contributing were the bonds of telecommunication services holding Intelsat, S.A. The satellite company strongly benefitted returns as the company’s bonds rose on the announcement of a merger with a peer company. Lastly, the bonds of consumer discretionary holdings Channel Communications, Inc., a leading global media and entertainment company, also contributed to performance. The company traded higher as risk assets continued their rally. The company continued to post marginally improving numbers and also announced a comprehensive plan to reduce debt. While the debt deal is far from final, the news was well received by the market as an indicator that the firm is willing to negotiate to find a more permanent solution for its highly levered balance sheet.

Several factors detracted from the Fund’s performance, including the loans of consumer discretionary holding Gymboree Corporation. The bonds and loans of the retail company weighed on returns as poor execution by management compounded by a competitive retail environment led to weakened earnings results announced during the reporting period. Ultimately, we believe the company will be able to reject certain leases during bankruptcy and reemerge with a healthier balance sheet. Also detracting from performance were the loans of consumer discretionary holding Education Management Corporation, which is one of the largest providers of post-secondary education in the United States. For-profit colleges have struggled to rebound from heightened government regulation. The corporation has closed many of its campuses in recent years and continues to struggle. We continue to hold the position as the team believes there is residual value to be realized in the name. Lastly, the bonds of energy holding Cobalt International Inc. detracted from performance. During the reporting period, the company completed a debt exchange and financing transaction that raised $500 million of liquidity and extended its debt out for an additional four years. In addition, a deal for its Angolan assets fell through which has put additional pressure on the company to produce results. We continue to hold the position as we believe markets to be supportive of energy names.

Nuveen Symphony Floating Rate Income Fund

The Fund’s Class A Shares at NAV outperformed the Credit Suisse Leveraged Loan Index and the Lipper Loan Participation Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed to be of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

6	NUVEEN

During the reporting period, the Fund’s capital was deployed into assets that we believe offered attractive current income and yield for the associated risk profile. Fundamentally, we believe that many of these companies have stable businesses, good asset coverage for senior debt holders and may perform well in a stable to slow-growth environment.

Several factors contributed to the Fund’s outperformance during the reporting period. All sectors positively contributed to performance, with the exception of the financials sector. Positively contributing were the bonds of telecommunication services holding Intelsat, S.A. The satellite company strongly benefitted returns as the company’s bonds rose on the announcement of a merger with a peer company. In addition, the bonds of consumer discretionary holdings Channel Communications, Inc., a leading global media and entertainment company, also contributed to performance. The company traded higher as risk assets continued their rally. The company continued to post marginally improving numbers and also announced a comprehensive plan to reduce debt. While the debt deal is far from final, the news was well received by the market as an indicator that the firm is willing to negotiate to find a more permanent solution for its highly levered balance sheet. Lastly, holdings in the consumer discretionary sector position of Scientific Games Corporation contributed to performance. The leading provider of gaming and lottery systems rallied on the combination of high yield market momentum, modest operating gains and the company’s buyback of unsecured debt. We believe the company will benefit further from its corporate restructuring and continue to own the bonds.

Several factors detracted from the Fund’s performance, including the loans of consumer discretionary holding Gymboree Corporation. The loans of the retail company weighed on returns as a weak retail environment led to weakened earnings results announced during the reporting period. Ultimately, we believe the company will be able to reject certain leases during bankruptcy and reemerge with a healthier balance sheet. In addition, the loans of consumer discretionary holding, Cengage Learning Acquisitions Inc. also detracted from performance. The firm took leverage up earlier in 2016, and then posted weaker than expected numbers which was ill received by the market. We feel that earnings will normalize longer term and that the underlying collateral mitigates the downside risk to the loan. Lastly, the loans of a diversified mortgage banking firm Walter Investment Management Corp., which focuses primarily on servicing and originating residential loans, detracted from performance. The company reported worse than expected fourth quarter 2016 losses, discussed challenges to reducing its leverage and continues to face a number of regulatory issues. Ultimately, we believe there is asset coverage for the loan and the company will eventually negotiate with lenders for covenant relief that would allow the company additional flexibility within the capital structure.

Nuveen Symphony High Yield Bond Fund

The Fund’s Class A Shares at NAV outperformed both the BofA/Merrill Lynch U.S. High Yield Master II Index and the Lipper High Yield Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in below investment grade bonds using a bottom up, research driven process. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds rated below investment grade or, if unrated, of comparable quality. The Fund may invest up to 20% of its net assets, collectively, in bank loans, convertible securities and equity securities. We base our investment process on fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms with enough assets to support meaningful recovery in case of default. Our focus on downside risk management favors opportunities wherein valuations can be quantified and risks assessed. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

Several factors contributed to the Fund’s outperformance during the reporting period. Most sectors contributed positively to performance, with the exception of the consumer staples, health care and financials sectors. The holdings in consumer discretionary position Scientific Games Corporation contributed to performance. The leading provider of gaming and lottery systems rallied on the combination of a strong high yield market, improving operating gains and the company’s buyback of unsecured debt. We believe the company will benefit further from its corporate restructuring and continue to own the bonds. Also within the telecommunications sector, a holding in a wireless service company, Syniverse Telecommunications Company, performed well, as the company posted strong operating results. Lastly, the bonds of telecommunication services holding Intelsat, S.A. contributed to performance. The satellite company strongly benefitted returns as the company’s bonds rose on the announcement of a merger with a peer company.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Those holdings that detracted from the Fund’s performance included the loans of consumer discretionary holding Gymboree Corporation. The bonds and loans of the retail company weighed on returns as poor execution by management compounded by a competitive retail environment led to weakened earnings results announced during the reporting period. The loans of consumer discretionary holding J. Crew Group, Inc. detracted also from performance. The company has seen several quarters of declining sales as the company continues to struggle with its brand momentum. We believe that at current levels the loans could potentially benefit from a restructuring, possibly in the near term. Lastly, the bonds of a diversified mortgage banking firm Walter Investment Management Corp., which focuses primarily on servicing and originating residential loans, detracted from performance. The company reported worse than expected fourth quarter 2016 losses, discussed challenges to reducing its leverage and continues to face a number of regulatory issues. Ultimately, we believe there is asset coverage for the loan and the company will eventually negotiate with lenders for covenant relief that would allow the company additional flexibility within the capital structure.

8	NUVEEN

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Symphony Credit Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony Floating Rate Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony High Yield Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, liquidity risk, income risk and bond market liquidity risk which is the risk that Fund performance can be negatively affected if the Fund must sell securities at lower prices due to decreased market liquidity and increased price volatility when primary dealers of bonds have low inventories relative to the overall fixed income markets. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Because the Fund currently has less assets than a larger Fund, large inflows and outflows may impact the Fund’s market exposure and subsequently its performance. Redemption of a large number of shares may subject the Fund and its shareholders to leverage risk and disrupt the overall composition of the Fund’s portfolio and thereby impede the ability to pursue the investment strategy.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2017, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and negative UNII balances for financial reporting purposes.

NUVEEN	9

Risk Considerations and Dividend Information (continued)

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

10	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Credit Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.05%	19.69%	6.06%	7.16%
Class A Shares at maximum Offering Price	1.01%	14.00%	5.04%	6.41%
BofA/Merrill Lynch U.S. High Yield Master II Index	4.64%	16.88%	6.85%	7.45%
Custom Benchmark Index	4.19%	14.00%	6.09%	6.53%
Lipper High Yield Funds Classification Average	3.93%	13.30%	5.57%	6.34%

Class C Shares	5.67%	18.79%	5.28%	6.36%
Class I Shares	6.17%	19.91%	6.32%	7.42%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	6.22%	20.01%	4.16%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative index and Lipper category average, are from 4/28/10. Since inception return for Class R6 Shares is from 10/01/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.03%	1.79%	0.70%	0.78%
Net Expense Ratios	1.00%	1.75%	0.67%	0.75%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.35% after January 31, 2018) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expenses limitation. The expense limitation expiring January 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

12	NUVEEN

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of March 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	3.78%	9.74%	4.88%	4.86%
Class A Shares at maximum Offering Price	0.67%	6.45%	4.25%	4.32%
Credit Suisse Leveraged Loan Index	3.48%	9.74%	4.88%	4.47%
Lipper Loan Participation Funds Classification Average	3.01%	8.70%	3.85%	3.59%

Class C Shares	3.40%	8.94%	4.10%	4.07%
Class I Shares	3.95%	10.06%	5.16%	5.13%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	3.91%	10.06%	4.22%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative index and Lipper category average, are from 5/02/11. Since inception return for Class R6 Shares is from 1/28/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Expense Ratios	1.00%	1.75%	0.70%	0.75%

NUVEEN	13

Fund Performance and Expense Ratios (continued)

Nuveen Symphony High Yield Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of March 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	5.49%	15.74%	5.79%
Class A Shares at maximum Offering Price	0.48%	10.24%	4.60%
BofA/Merrill Lynch U.S. High Yield Master II Index	4.64%	16.88%	5.79%
Lipper High Yield Funds Classification Average	3.93%	13.30%	4.53%

Class C Shares	5.06%	14.87%	4.97%
Class I Shares	5.62%	16.03%	6.03%

	Cumulative
	6-Month	Since Inception
Class R6 Shares	5.60%	12.09%

Since inception returns for Class A, Class C and Class I are from 12/10/12. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.83%	2.59%	1.56%	1.59%
Net Expense Ratios	1.00%	1.75%	0.72%	0.75%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expenses limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

14	NUVEEN

Yields as of March 31, 2017

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	6.42%	5.99%	6.99%	6.97%
SEC 30-Day Yield-Subsidized	5.85%	5.40%	6.45%	6.43%
SEC 30-Day Yield-Unsubsidized	5.85%	5.40%	6.45%	6.43%

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	4.98%	4.38%	5.40%	5.37%
SEC 30-Day Yield-Subsidized	3.50%	2.84%	3.87%	3.85%
SEC 30-Day Yield-Unsubsidized	3.50%	2.84%	3.87%	3.85%

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	5.62%	5.17%	6.17%	6.15%
SEC 30-Day Yield-Subsidized	6.53%	6.11%	7.03%	7.14%
SEC 30-Day Yield-Unsubsidized	3.88%	3.29%	4.06%	4.07%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

NUVEEN	15

Holding

Summaries as of March 31, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony Credit Opportunities Fund

Fund Allocation (% of net assets)	Portfolio Composition (% of net assets)

Common Stocks	0.6%
$25 Par (or similar) Retail Preferred	0.0%
Convertible Bonds	0.1%
Corporate Bonds	81.0%
Variable Rate Senior Loan Interests	12.7%
Repurchase Agreements	2.5%
Other Assets Less Liabilities	3.1%
Net Assets	100%

Top Five Holdings

(% of net assets)

Scientific Games International Inc.	2.5%
BMC Software Finance Inc.	2.5%
IntelSat Limited	2.2%
iHeartCommunications, Inc.	1.6%
Rite Aid Corporation	1.5%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	4.3%
BB or Lower	93.8%
N/R (not rated)	1.9%
Total	100%

Oil, Gas & Consumable Fuels	11.3%
Media	10.7%
Software	6.7%
Hotels, Restaurants & Leisure	5.8%
Containers & Packaging	4.1%
Wireless Telecommunication Services	4.1%
Communications Equipment	3.7%
Diversified Telecommunication Services	3.7%
Commercial Services & Supplies	3.6%
Health Care Providers & Services	3.6%
Food & Staples Retailing	3.0%
Equity Real Estate Investment Trusts	2.8%

Technology Hardware, Storage & Peripherals	2.4%
Semiconductors & Semiconductor Equipment	2.1%
Food Products	2.0%
Transportation Infrastructure	1.6%
IT Services	1.6%
Chemicals	1.5%
Diversified Financial Services	1.5%
Other	18.6%
Repurchase Agreements	2.5%
Other Assets Less Liabilities	3.1%
Net Assets	100%

16	NUVEEN

Nuveen Symphony Floating Rate Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.5%
$25 Par (or similar) Retail Preferred	0.0%
Corporate Bonds	17.4%
Variable Rate Senior Loan Interests	75.1%
Repurchase Agreements	13.4%
Other Assets Less Liabilities	(6.4)%
Net Assets	100%

Top Five Holdings

(% of net assets)

Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	2.3%
First Data Corporation, Term Loan, First Lien	1.6%
Albertson’s LLC, Term Loan B4	1.6%
Clear Channel Communications, Inc., Tranche D, Term Loan	1.5%
Dell International LLC, Term Loan A2, First Lien	1.5%

Portfolio Composition

(% of net assets)

Media	9.1%
Software	6.9%
Diversified Telecommunication Services	5.6%
Technology Hardware, Storage & Peripherals	5.6%
Wireless Telecommunication Services	4.6%
Hotels, Restaurants & Leisure	4.7%
Health Care Providers & Services	4.2%
Oil, Gas & Consumable Fuels	3.4%
Food & Staples Retailing	3.3%
Food Products	2.3%
Equity Real Estate Investment Trusts	2.1%
Pharmaceuticals	2.1%
Consumer Finance	2.1%
Commercial Services & Supplies	1.9%
Semiconductors & Semiconductor Equipment	1.9%
Machinery	1.9%
Containers & Packaging	1.8%
Aerospace & Defense	1.8%
Communications Equipment	1.7%
Health Care Equipment & Supplies	1.7%
Trading Companies & Distributors	1.5%
Diversified Consumer Services	1.5%
IT Services	1.4%
Specialty Retail	1.3%
Other	18.6%
Repurchase Agreements	13.4%
Other Assets Less Liabilities	(6.4)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	12.5%
BB or Lower	84.5%
N/R (not rated)	3.0%
Total	100%

NUVEEN	17

Holding Summaries as of March 31, 2017 (continued)

Nuveen Symphony High Yield Bond Fund

Fund Allocation

(% of net assets)

Common Stocks	0.0%
Convertible Bonds	0.7%
Corporate Bonds	94.2%
Variable Rate Senior Loan Interests	3.2%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Holdings

(% of net assets)

BMC Software Finance Inc.	4.4%
Sequa Corporation, Term Loan B	2.4%
Scientific Games International Inc.	2.3%
Avaya Inc.	1.6%
IntelSat Limited	1.6%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	13.9%
Media	8.7%
Software	7.2%
Hotels, Restaurants & Leisure	6.8%
Containers & Packaging	4.8%
Health Care Providers & Services	4.5%
Diversified Telecommunication Services	4.4%
Wireless Telecommunication Services	4.3%
Commercial Services & Supplies	3.7%
Chemicals	3.1%
Equity Real Estate Investment Trusts	3.0%
Food Products	2.7%
Aerospace & Defense	2.5%
Food & Staples Retailing	2.3%
Diversified Consumer Services	2.0%
Energy Equipment & Services	2.0%
Communications Equipment	1.9%
Semiconductors & Semiconductor Equipment	1.9%
Other	18.4%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term investments)

BBB	3.8%
BB or Lower	95.0%
N/R (not rated)	1.2%
Total	100%

18	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2017.

The beginning of the period is October 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,060.50	$1,056.70	$1,062.20	$1,061.70
Expenses Incurred During the Period	$5.14	$8.97	$3.50	$3.80
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.95	$1,016.21	$1,021.54	$1,021.24
Expenses Incurred During the Period	$5.04	$8.80	$3.43	$3.73

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 0.68% and 0.74% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

NUVEEN	19

Expense Examples (continued)

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,037.80	$1,034.00	$1,039.10	$1,039.50
Expenses Incurred During the Period	$4.83	$8.62	$3.36	$3.56
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.19	$1,016.45	$1,021.64	$1,021.44
Expenses Incurred During the Period	$4.78	$8.55	$3.33	$3.53

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.95%, 1.70%, 0.66% and 0.70% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,054.90	$1,050.60	$1,056.00	$1,056.20
Expenses Incurred During the Period	$5.12	$8.95	$3.74	$3.84
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.95	$1,016.21	$1,021.29	$1,021.19
Expenses Incurred During the Period	$5.04	$8.80	$3.68	$3.78

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 0.73% and 0.75% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

20	NUVEEN

Nuveen Symphony Credit Opportunities Fund

Portfolio of Investments	March 31, 2017 (Unaudited)

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 94.4%

	COMMON STOCKS – 0.6%

	Diversified Consumer Services – 0.3%

180,828	Cengage Learning Holdings II LP, (3)				$1,898,694

10,050,480	Education Management Corporation, (2), (3)				1,005
	Total Diversified Consumer Services				1,899,699

	Media – 0.0%

9,292	Tribune Media Company, (4)				—

	Oil, Gas & Consumable Fuels – 0.3%

216,771	Cobalt International Energy, Inc., (3)				115,626

5,500	Comstock Resources Inc.				50,765

17	Energy and Exploration Partners, Inc., (2), (3)				5,950

53,128	Linn Energy Incorporated, (3)				1,540,712
	Total Oil, Gas & Consumable Fuels				1,713,053
	Total Common Stocks (cost $7,923,755)				3,612,752

Shares	Description (1)	Coupon		Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0%

	Diversified Consumer Services – 0.0%

11,184	Education Management Corporation	7.500%		N/R	$112
	Total $25 Par (or similar) Retail Preferred (cost $26,272)				112

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CONVERTIBLE BONDS – 0.1%

	Energy Equipment & Services – 0.1%

$1,424	Hornbeck Offshore Services Inc.	1.500%	9/01/19	CCC	$925,600
$1,424	Total Convertible Bonds (cost $953,997)				925,600

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CORPORATE BONDS – 81.0%

	Aerospace & Defense – 0.1%

$605	Sequa Corporation, 144A	7.000%	12/15/17	C	$317,625

	Airlines – 0.4%

2,250	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	2,278,125

	Auto Components – 0.5%

3,000	Adient Global Holdings Limited, 144A	4.875%	8/15/26	BB	2,943,750

NUVEEN	21

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Beverages – 0.6%

$3,700	Cott Holdings Incorporated, 144A	5.500%	4/01/25	B–	$3,765,860

	Building Products – 0.2%

1,410	Builders FirstSource, Inc., 144A	5.625%	9/01/24	B+	1,431,150

	Capital Markets – 0.4%

2,700	LPL Holdings Incorporated, 144A	5.750%	9/15/25	B+	2,738,475

	Chemicals – 1.5%

2,500	Alpha 3 BV / Alpha US Bidco, Inc., 144A	6.250%	2/01/25	CCC+	2,525,000

1,770	TPC Group Inc., 144A	8.750%	12/15/20	B3	1,611,054

2,400	Tronox Finance LLC	6.375%	8/15/20	B–	2,409,000

1,900	Valvoline Finco Two LLC, 144A	5.500%	7/15/24	BB	1,995,000

825	Versum Materials, Inc., 144A	5.500%	9/30/24	BB	852,844
9,395	Total Chemicals				9,392,898

	Commercial Services & Supplies – 2.3%

4,800	Cenveo Corporation, 144A	6.000%	8/01/19	B–	3,960,000

2,700	Covanta Holding Corporation	5.875%	7/01/25	Ba3	2,705,063

1,650	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	1,656,287

1,650	Ritchie Bros. Auctioneers Incorporated, 144A	5.375%	1/15/25	BB–	1,687,125

1,650	Tervita Escrow Corporation, 144A	7.625%	12/01/21	B2	1,703,625

3,000	West Corporation, 144A	5.375%	7/15/22	B+	2,947,500
15,450	Total Commercial Services & Supplies				14,659,600

	Communications Equipment – 2.6%

5,135	Avaya Inc., 144A	7.000%	4/01/19	B2	4,056,650

15,550	Avaya Inc., 144A	10.500%	3/01/21	CCC–	2,565,750

1,500	CommScope Inc., 144A	5.000%	6/15/21	Ba3	1,541,250

2,550	CommScope Inc., 144A	5.500%	6/15/24	Ba3	2,636,878

3,510	CommScope Technologies Finance LLC, 144A	6.000%	6/15/25	Ba3	3,676,725

2,000	Nortel Networks Limited, (6)	0.000%	7/15/11	N/R	1,983,760
30,245	Total Communications Equipment				16,461,013

	Construction & Engineering – 0.6%

1,750	AECOM Technology Corporation, 144A	5.125%	3/15/27	BB	1,754,375

2,250	Shea Homes LP, 144A	5.875%	4/01/23	BB–	2,261,250
4,000	Total Construction & Engineering				4,015,625

	Construction Materials – 0.4%

2,250	Norbord Inc., 144A	6.250%	4/15/23	Ba1	2,362,500

	Consumer Finance – 1.1%

2,000	First Data Corporation, 144A	5.375%	8/15/23	BB+	2,082,500

2,500	First Data Corporation, 144A	7.000%	12/01/23	B	2,681,250

22	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Consumer Finance (continued)

$2,350	First Data Corporation, 144A	5.000%	1/15/24	BB+	$2,391,125
6,850	Total Consumer Finance				7,154,875

	Containers & Packaging – 4.1%

4,670	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	4.625%	5/15/23	BB–	4,705,025

4,400	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	6.000%	2/15/25	B3	4,449,500

4,000	BWAY Holding Company, 144A	9.125%	8/15/21	CCC	4,374,800

3,150	Cascades Inc., 144A	5.500%	7/15/22	BB–	3,142,125

1,890	Graphic Packaging International, Inc.	4.125%	8/15/24	BB+	1,873,463

5,627	Reynolds Group, 144A	5.125%	7/15/23	B+	5,781,742

1,750	Sealed Air Corporation, 144A	5.500%	9/15/25	BB	1,855,000
25,487	Total Containers & Packaging				26,181,655

	Diversified Consumer Services – 0.3%

2,250	Ahern Rentals Inc., 144A	7.375%	5/15/23	B–	1,935,000

	Diversified Financial Services – 1.5%

2,150	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 144A	5.250%	3/15/22	BB	2,166,125

3,825	MSCI Inc., 144A	4.750%	8/01/26	BB+	3,863,250

3,150	Nationstar Mortgage LLC Capital Corporation	6.500%	8/01/18	B+	3,189,375
9,125	Total Diversified Financial Services				9,218,750

	Diversified Telecommunication Services – 3.7%

1,350	CyrusOne LP Finance, 144A	5.000%	3/15/24	BB	1,387,125

1,670	IntelSat Jackson Holdings	7.250%	10/15/20	Caa2	1,521,788

830	IntelSat Jackson Holdings	5.500%	8/01/23	Caa2	681,638

23,500	IntelSat Limited	8.125%	6/01/23	Ca	14,202,813

1,750	Level 3 Financing Inc.	6.125%	1/15/21	BB	1,811,250

2,000	Level 3 Financing Inc.	5.375%	8/15/22	BB	2,067,500

1,455	Level 3 Financing Inc.	5.125%	5/01/23	BB	1,487,737
32,555	Total Diversified Telecommunication Services				23,159,851

	Electric Utilities – 0.8%

5,000	RJS Power Holdings LLC, 144A	4.625%	7/15/19	B	5,112,500

	Electrical Equipment – 0.5%

1,325	EnerSys, 144A	5.000%	4/30/23	BB+	1,333,281

1,500	Park Aerospace Holdings Limited, 144A	5.250%	8/15/22	BB	1,560,000
2,825	Total Electrical Equipment				2,893,281

	Energy Equipment & Services – 0.4%

1,500	Calfrac Holdings LP, 144A	7.500%	12/01/20	CCC–	1,360,320

1,300	Nabors Industries Inc., 144A	5.500%	1/15/23	BBB–	1,326,812
2,800	Total Energy Equipment & Services				2,687,132

NUVEEN	23

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Equity Real Estate Investment Trusts – 2.4%

$5,600	Communications Sales & Leasing Inc., 144A	6.000%	4/15/23	BB+	$5,810,000

2,775	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc.	5.375%	4/15/26	BB+	2,865,187

1,250	iStar Inc.	4.875%	7/01/18	B+	1,257,813

4,000	iStar Inc.	5.000%	7/01/19	B+	4,035,000

2,000	Walter Investment Management Corporation	7.875%	12/15/21	Caa2	1,175,000
15,625	Total Equity Real Estate Investment Trusts				15,143,000

	Food & Staples Retailing – 3.0%

3,625	Albersons Cos LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC, 144A	6.625%	6/15/24	B+	3,706,562

2,695	Performance Food Group, Incorporated, 144A	5.500%	6/01/24	BB–	2,755,637

9,625	Rite Aid Corporation, 144A	6.125%	4/01/23	B	9,540,781

1,600	Rite Aid Corporation	9.250%	3/15/20	B	1,644,000

1,200	Rite Aid Corporation	6.750%	6/15/21	B	1,209,000
18,745	Total Food & Staples Retailing				18,855,980

	Food Products – 1.2%

1,650	AdvancePierre Foods Holdings, Inc., 144A	5.500%	12/15/24	B–	1,668,563

2,400	B&G Foods Inc.	5.250%	4/01/25	B+	2,421,000

1,800	Pinnacle Foods Finance LLC	5.875%	1/15/24	BB–	1,876,500

1,800	Treehouse Foods Inc., 144A	6.000%	2/15/24	BB	1,885,500
7,650	Total Food Products				7,851,563

	Gas Utilities – 0.4%

2,500	AmeriGas Partners LP/AmeriGas Finance Corporation	5.750%	5/20/27	BB	2,468,125

	Health Care Equipment & Supplies – 0.9%

850	AMN Healthcare, Inc., 144A	5.125%	10/01/24	Ba3	858,500

1,500	Hill ROM Holdings Inc., 144A	5.000%	2/15/25	BB	1,498,125

3,500	Tenet Healthcare Corporation	5.000%	3/01/19	B–	3,505,355
5,850	Total Health Care Equipment & Supplies				5,861,980

	Health Care Providers & Services – 3.6%

1,800	Centene Corporation	5.625%	2/15/21	BB	1,883,880

2,000	Envision Healthcare Corporation, 144A	5.125%	7/01/22	B	2,035,620

1,425	HCA Inc.	5.875%	2/15/26	BB	1,504,643

2,250	HCA Inc.	5.250%	6/15/26	BBB–	2,357,100

2,365	HealthSouth Corporation	5.750%	11/01/24	B+	2,382,738

6,150	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	5,888,625

3,600	Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	3,861,000

2,700	Wellcare Health Plans Inc.	5.250%	4/01/25	BB	2,784,375
22,290	Total Health Care Providers & Services				22,697,981

24	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Hotels, Restaurants & Leisure – 5.5%

$1,865	Boyd Gaming Corporation	6.375%	4/01/26	B+	$1,995,550

940	Hilton Domestic Operating Company Inc., 144A	4.250%	9/01/24	BB+	928,250

3,550	Interval Acquisition Corporation	5.625%	4/15/23	BB–	3,603,250

3,100	KFC Holding Co/ Pizza Hut Holdings LLC/ Taco Bell of America LLC, 144A	5.000%	6/01/24	BB	3,165,875

3,775	MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc.	5.625%	5/01/24	BB–	3,982,625

2,400	Penn National Gaming Inc., 144A	5.625%	1/15/27	B+	2,382,000

17,000	Scientific Games International Inc.	6.625%	5/15/21	CCC+	15,937,500

2,450	Silversea Cruise Finance Limited, 144A	7.250%	2/01/25	BB–	2,578,625
35,080	Total Hotels, Restaurants & Leisure				34,573,675

	Household Durables – 1.0%

1,950	KB Home	7.000%	12/15/21	B+	2,154,145

4,000	Tri Pointe Holdings Inc.	4.375%	6/15/19	BB–	4,090,000
5,950	Total Household Durables				6,244,145

	Household Products – 0.3%

1,500	Sprectum Brands Inc.	5.750%	7/15/25	BB	1,586,250

	Independent Power & Renewable Electric Producers – 0.4%

2,500	Pattern Energy Group Inc., 144A	5.875%	2/01/24	BB–	2,531,250

	Insurance – 0.3%

2,000	Fidelity & Guaranty Life Holdings Inc., 144A	6.375%	4/01/21	Ba2	2,005,000

	Internet and Direct Marketing Retail – 0.6%

3,400	Netflix Incorporated	5.500%	2/15/22	B+	3,612,500

	IT Services – 1.1%

4,000	CDW LLC Finance	5.500%	12/01/24	BB–	4,190,000

1,450	Cardtronics Inc./ USA, 144A	5.500%	5/01/25	BB+	1,468,125

1,400	Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	1,476,720
6,850	Total IT Services				7,134,845

	Leisure Products – 0.1%

500	Party City Holdco Inc.	6.125%	8/15/23	B–	506,250

	Machinery – 0.5%

1,750	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	1,802,500

1,450	Terex Corporation, 144A	5.625%	2/01/25	BB	1,471,750
3,200	Total Machinery				3,274,250

	Marine – 0.4%

3,020	Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19	N/R	2,710,450

	Media – 9.4%

3,000	Affinion Group Inc.	7.875%	12/15/18	Caa3	2,643,750

1,790	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB–	1,854,887

NUVEEN	25

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Media (continued)

$625	Cable One Inc., 144A	5.750%	6/15/22	BB	$650,000

2,375	CCO Holdings LLC Finance Corporation, 144A	5.125%	5/01/23	BB+	2,446,250

570	CCO Holdings LLC Finance Corporation, 144A	5.750%	2/15/26	BB+	598,500

1,500	CCO Holdings LLC Finance Corporation, 144A	5.500%	5/01/26	BB+	1,552,500

4,000	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	4,060,000

500	Clear Channel Worldwide	7.625%	3/15/20	B–	496,250

1,500	Dish DBS Corporation	5.875%	7/15/22	Ba3	1,575,930

1,500	Dish DBS Corporation	5.000%	3/15/23	Ba3	1,506,750

1,925	Dish DBS Corporation	7.750%	7/01/26	Ba3	2,237,812

1,890	Gray Television Inc., 144A	5.125%	10/15/24	B+	1,866,375

8,000	iHeartCommunications, Inc., 144A	11.250%	3/01/21	Caa1	6,280,000

31,009	iHeartCommunications, Inc., PIK	14.000%	2/01/21	Ca	10,388,151

1,000	iHeartCommunications, Inc.	11.250%	3/01/21	Caa1	787,500

3,500	iHeartCommunications, Inc.	9.000%	3/01/21	Caa1	2,655,625

1,800	Lamar Media Corporation	5.750%	2/01/26	Ba1	1,926,000

2,125	LIN Television Corporation	5.875%	11/15/22	B+	2,199,375

2,875	Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B+	2,990,000

1,890	Nexstar Escrow Corporation, 144A	5.625%	8/01/24	B+	1,918,350

1,600	Videotron Ltd., 144A, (WI/DD)	5.125%	4/15/27	BB	1,600,000

2,500	Post Holdings Inc., 144A	5.500%	3/01/25	B	2,493,750

1,800	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	1,842,300

750	Virgin Media Finance PLC, 144A	6.000%	10/15/24	B	777,187

2,300	Virgin Media Secured Finance, 144A	5.250%	1/15/26	BB+	2,314,375
82,324	Total Media				59,661,617

	Metals & Mining – 0.2%

1,250	Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B	1,325,000

	Mortgage Real Estate Investment Trusts – 0.3%

1,875	Starwood Property Trust	5.000%	12/15/21	BB–	1,945,314

	Multiline Retail – 1.0%

5,725	Dollar Tree, Inc.	5.750%	3/01/23	BB	6,097,125

	Oil, Gas & Consumable Fuels – 9.6%

2,650	Alta Mesa Holdings Finance, 144A	7.875%	12/15/24	B–	2,756,000

4,545	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	3,704,175

1,890	Callon Petroleum Company, 144A	6.125%	10/01/24	B+	1,965,600

3,613	Cobalt International Energy, Inc.	10.750%	12/01/21	N/R	3,414,285

4,225	Cobalt International Energy, Inc.	7.750%	12/01/23	N/R	2,112,500

2,000	Comstock Resources Inc.	10.000%	3/15/20	B3	2,000,000

2,770	Denbury Resources Inc.	5.500%	5/01/22	CCC+	2,160,600

26	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Oil, Gas & Consumable Fuels (continued)

$3,760	Diamondback Energy Inc., 144A	4.750%	11/01/24	BB–	$3,782,184

2,000	Everest Acquisition LLC Finance	9.375%	5/01/20	CCC+	1,885,000

5,600	FTS International Inc., 144A	8.463%	6/15/20	B	5,677,000

2,145	Halcon Resources Corporation. , 144A	12.000%	2/15/22	B+	2,504,288

1,900	Holly Energy Partners LP, 144A	6.000%	8/01/24	BB	1,990,250

3,400	MEG Energy Corporation, 144A	6.500%	1/15/25	BB+	3,400,000

2,350	Murphy Oil Corporation	6.875%	8/15/24	BBB–	2,491,000

1,000	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,002,500

2,685	Oasis Petroleum Inc.	6.875%	3/15/22	B+	2,745,412

1,500	Parsley Energy LLC Finance Corporation, 144A	6.250%	6/01/24	B+	1,590,000

750	Parsley Energy LLC Finance Corporation, 144A	5.250%	8/15/25	B+	757,500

1,890	PDC Energy, Inc., 144A	6.125%	9/15/24	B+	1,937,250

1,000	PetroBakken Energy Limited, 144A, (6)	8.625%	2/01/20	N/R	10,000

1,140	Rex Energy Corporation	1.000%	10/01/20	N/R	587,100

8,000	Sanchez Energy Corporation	6.125%	1/15/23	B–	7,420,000

950	SM Energy Company	6.750%	9/15/26	B+	954,750

2,660	Whiting Petroleum Corporation	5.000%	3/15/19	BB–	2,653,350

2,000	Whiting Petroleum Corporation	5.750%	3/15/21	BB–	1,987,500
66,423	Total Oil, Gas & Consumable Fuels				61,488,244

	Paper & Forest Products – 0.2%

950	Louisiana Pacific Corporation	4.875%	9/15/24	BB	954,750

	Pharmaceuticals – 0.7%

4,000	JLL Delta Dutch Newco BV, 144A	7.500%	2/01/22	B–	4,222,500

	Professional Services – 1.0%

2,250	IHS Markit Limited, 144A	5.000%	11/01/22	BBB	2,356,875

3,975	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB+	4,064,437
6,225	Total Professional Services				6,421,312

	Real Estate Management & Development – 0.4%

2,700	Howard Hughes Corporation, 144A	5.375%	3/15/25	Ba3	2,673,000

	Semiconductors & Semiconductor Equipment – 1.9%

2,756	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	3,052,270

8,575	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	9,132,375
11,331	Total Semiconductors & Semiconductor Equipment				12,184,645

	Software – 5.1%

15,740	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	15,858,050

7,070	Boxer Parent Company Inc./BMC Software, PIK, 144A	9.000%	10/15/19	CCC+	7,052,325

6,550	Infor Software Parent LLC and Infor Software Parent Inc., PIK, 144A	7.125%	5/01/21	CCC	6,697,375

NUVEEN	27

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Software (continued)

$1,700	SS&C Technologies Holdings, Inc.	5.875%	7/15/23	B+	$1,797,750

1,600	Symantec Corporation, 144A	5.000%	4/15/25	Baa3	1,637,325
32,660	Total Software				33,042,825

	Specialty Retail – 0.6%

1,744	Chino Intermediate Holdings A Inc., PIK, 144A	7.750%	5/01/19	Ca	771,863

3,000	Claires Stores, Inc., 144A	9.000%	3/15/19	CCC–	1,200,000

1,860	Penske Automotive Group, Inc.	5.500%	5/15/26	B+	1,822,800
6,604	Total Specialty Retail				3,794,663

	Technology Hardware, Storage & Peripherals – 1.1%

3,200	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.450%	6/15/23	BBB–	3,452,186

3,100	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	3,398,375
6,300	Total Technology Hardware, Storage & Peripherals				6,850,561

	Textiles, Apparel & Luxury Goods – 0.0%

2,225	Gymboree Corporation, Term Loan	9.125%	12/01/18	Ca	124,867

	Trading Companies & Distributors – 0.6%

1,425	BMC East LLC, 144A	5.500%	10/01/24	BB–	1,449,937

860	HD Supply Inc., 144A	5.750%	4/15/24	B	904,548

1,320	Rexel SA, 144A	5.250%	6/15/20	BB	1,359,600
3,605	Total Trading Companies & Distributors				3,714,085

	Transportation Infrastructure – 1.3%

8,950	CEVA Group PLC, 144A	7.000%	3/01/21	B–	7,987,875

	Wireless Telecommunication Services – 3.9%

2,480	Hughes Satellite Systems Corporation, 144A	5.250%	8/01/26	BBB–	2,473,800

3,600	Sprint Communications Inc.	7.000%	8/15/20	B+	3,865,500

5,550	Sprint Corporation	7.875%	9/15/23	B+	6,146,625

2,259	Syniverse Foreign Holdings Corporation, 144A	9.125%	1/15/22	B	2,179,935

391	Syniverse Holdings Inc.	9.125%	1/15/19	CCC+	364,608

2,900	T-Mobile USA Inc.	6.731%	4/28/22	BB	3,005,270

3,500	T-Mobile USA Inc.	6.625%	4/01/23	BB	3,735,130

900	T-Mobile USA Inc.	6.836%	4/28/23	BB	963,000

2,200	UPCB Finance Limited, 144A	5.375%	1/15/25	BB	2,213,750
23,780	Total Wireless Telecommunication Services				24,947,618
$565,484	Total Corporate Bonds (cost $551,570,090)				513,202,910

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (8)	Ratings (5)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 12.7% (7)

	Aerospace & Defense – 0.6%

$4,003	Sequa Corporation, Term Loan B	5.250%	6/19/17	CCC–	$3,963,159

28	NUVEEN

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (8)	Ratings (5)	Value

	Commercial Services & Supplies – 1.3%

$839	Education Management LLC, Tranche A, Term Loan, (6)	5.509%	7/02/20	N/R	$426,389

1,595	Education Management LLC, Tranche B, Term Loan, (6)	8.509%	7/02/20	N/R	76,753

3,608	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	3,514,591

3,980	Protection One, Inc., Term Loan, First Lien	4.250%	5/02/22	BB–	4,021,246
10,022	Total Commercial Services & Supplies				8,038,979

	Communications Equipment – 1.1%

6,287	Avaya, Inc., Term Loan B3	6.460%	10/26/17	B2	4,982,736

624	Avaya, Inc., Term Loan B7	6.460%	5/29/20	B2	499,781

1,512	Avaya, Inc., DIP Term Loan	8.500%	1/24/18	BB–	1,561,045
8,423	Total Communications Equipment				7,043,562

	Diversified Consumer Services – 0.4%

2,804	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	6/07/23	B+	2,685,460

109	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B–	109,564
2,913	Total Diversified Consumer Services				2,795,024

	Electric Utilities – 0.2%

1,157	Vistra Operations Co., Term Loan B	3.732%	8/04/23	BB+	1,156,009

265	Vistra Operations Co., Term Loan C	3.732%	8/04/23	BB+	264,312
1,422	Total Electric Utilities				1,420,321

	Energy Equipment & Services – 0.0%

107	Drill Rigs Holdings, Inc., Tranche B1, Term Loan, (6)	6.063%	3/31/21	CCC–	76,980

	Equity Real Estate Investment Trusts – 0.4%

2,795	Communications Sales & Leasing, Inc., Shortfall Term Loan	4.000%	10/24/22	BB–	2,793,683

	Food Products – 0.8%

3,960	US Foods, Inc., Term Loan B	3.732%	6/27/23	BB	3,999,978

860	Wilton Products, Inc., Tranche B, Term Loan	8.500%	8/30/18	CCC+	841,419
4,820	Total Food Products				4,841,397

	Health Care Equipment & Supplies – 0.4%

1,945	Onex Carestream Finance LP, Term Loan, Second Lien	9.647%	12/09/19	B–	1,758,052

741	Sterigenics International, Inc., Term Loan B	4.397%	5/15/22	B	743,872
2,686	Total Health Care Equipment & Supplies				2,501,924

	Hotels, Restaurants & Leisure – 0.3%

2,000	Boyd Gaming Corporation, Term Loan B, (WI/DD)	TBD	TBD	BB	2,011,250

	IT Services – 0.5%

2,978	WEX, Inc., Term Loan B	4.482%	6/30/23	BB–	3,017,113

	Media – 1.3%

628	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	612,209

5,170	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	CCC–	5,082,081

NUVEEN	29

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (8)	Ratings (5)	Value

	Media (continued)

$1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC–	$773,333

2,612	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	CCC	1,959,471
9,410	Total Media				8,427,094

	Oil, Gas & Consumable Fuels – 1.4%

35	Energy and Exploration Partners, Term Loan, Second Lien	5.000%	5/13/22	N/R	19,300

1,263	Fieldwood Energy LLC, Term Loan, First Lien	8.000%	8/31/20	B–	1,194,173

1,015	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	CCC–	741,064

2,323	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B–	2,021,078

2,471	Harvey Gulf International Marine, Inc., Term Loan B	5.637%	6/18/20	CCC+	1,773,106

3,935	Seadrill Partners LLC, Initial Term Loan	4.147%	2/21/21	CCC+	2,685,744
11,042	Total Oil, Gas & Consumable Fuels				8,434,465

	Semiconductors & Semiconductor Equipment – 0.2%

1,324	On Semiconductor Corp., Term Loan B	3.232%	3/31/23	BB	1,329,691

	Software – 1.5%

2,985	Blackboard, Inc., Term Loan B4	6.023%	6/30/21	B+	2,983,412

6,310	Tibco Software, Inc., Term Loan B	5.500%	12/04/20	B	6,384,143
9,295	Total Software				9,367,555

	Specialty Retail – 0.2%

1,555	Petco Animal Supplies, Inc., Term Loan B1	4.287%	1/26/23	B	1,470,713

	Technology Hardware, Storage & Peripherals – 1.4%

6,101	Dell International LLC, New Term Loan B	3.490%	9/08/23	BBB–	6,137,924

2,087	Diebold, Inc., Term Loan B	5.375%	11/06/23	BB–	2,122,091
8,188	Total Technology Hardware, Storage & Peripherals				8,260,015

	Textiles, Apparel & Luxury Goods – 0.2%

2,571	Gymboree Corporation, Term Loan	5.000%	2/23/18	CC	1,071,058

	Transportation Infrastructure – 0.3%

120	Ceva Group PLC, Canadian Term Loan	6.539%	3/19/21	B–	106,264

697	Ceva Group PLC, Dutch B.V., Term Loan	6.539%	3/19/21	B–	616,333

681	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B–	602,529

961	Ceva Group PLC, US Term Loan	6.539%	3/19/21	B–	850,114
2,459	Total Transportation Infrastructure				2,175,240

	Wireless Telecommunication Services – 0.2%

782	Syniverse Holdings, Inc., Initial Term Loan B, First Lien	4.039%	4/23/19	B	723,348

434	Syniverse Technologies, Inc., Tranche B, Term Loan	4.147%	4/23/19	B	401,841
1,216	Total Wireless Telecommunication Services				1,125,189
$89,229	Total Variable Rate Senior Loan Interests (cost $87,301,241)				80,164,412
	Total Long-Term Investments (cost $647,775,355)				597,905,786

30	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.5%

	REPURCHASE AGREEMENTS – 2.5%

$15,809	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/17, repurchase price $15,809,456, collateralized by $16,190,000 U.S. Treasury Notes, 1.875%, due 3/31/22, value $16,129,288	0.090%	4/03/17	$15,809,337
	Total Short-Term Investments (cost $15,809,337)			15,809,337
	Total Investments (cost $663,584,692) – 96.9%			613,715,123
	Other Assets Less Liabilities – 3.1%			19,861,761
	Net Assets – 100%			$633,576,884

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

PIK	All or a portion of this security is payment-in-kind

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

NUVEEN	31

Nuveen Symphony Floating Rate Income Fund

Portfolio of Investments	March 31, 2017 (Unaudited)

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 93.0%

	COMMON STOCKS – 0.5%

	Diversified Consumer Services – 0.1%

90,494	Cengage Learning Holdings II LP				$950,187

3,472,418	Education Management Corporation, (2)				347
	Total Diversified Consumer Services				950,534

	Energy Equipment & Services – 0.4%

195,720	C&J Energy Services Inc., (3)				6,664,266

2,052	Vantage Drill International, (2), (3)				328,320
	Total Energy Equipment & Services				6,992,586

	Health Care Providers & Services – 0.0%

65,945	Millennium Health LLC				49,459

	Oil, Gas & Consumable Fuels – 0.0%

110	Energy and Exploration Partners, Inc., (2)				38,500

64	Southcross Holdings Borrower LP				25,600
	Total Oil, Gas & Consumable Fuels				64,100
	Total Common Stocks (cost $13,637,194)				8,056,679

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0%

	Diversified Consumer Services – 0.0%

3,863	Education Management Corporation	7.500%		N/R	$39
	Total $25 Par (or similar) Retail Preferred (cost $9,362)				39

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 17.4%

	Auto Components – 0.4%

$6,500	Schaeffler Finance BV, 144A	4.250%	5/15/21	Baa3	$6,589,375

	Commercial Services & Supplies – 0.1%

2,400	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	2,409,144

	Communications Equipment – 0.0%

160	Avaya Inc., 144A	7.000%	4/01/19	B2	126,400

3,950	Avaya Inc., 144A	10.500%	3/01/21	CCC–	651,750
4,110	Total Communications Equipment				778,150

	Containers & Packaging – 0.6%

10,000	Reynolds Group	5.750%	10/15/20	B+	10,287,600

32	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Telecommunication Services – 2.3%

$2,677	Inelsat Connect Finance SA, 144A	12.500%	4/01/22	CC	$2,389,223

4,480	IntelSat Jackson Holdings	5.500%	8/01/23	Caa2	3,679,200

485	IntelSat Limited	6.750%	6/01/18	CC	455,900

7,691	IntelSat Limited	7.750%	6/01/21	Ca	4,614,600

7,410	IntelSat Limited	8.125%	6/01/23	Ca	4,478,419

11,000	Level 3 Financing Inc.	5.375%	8/15/22	BB	11,371,250

8,500	Neptune Finco Corporation, 144A	10.125%	1/15/23	B+	9,860,000
42,243	Total Diversified Telecommunication Services				36,848,592

	Equity Real Estate Investment Trusts – 0.5%

7,905	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B+	8,221,200

	Food & Staples Retailing – 0.4%

6,000	Rite Aid Corporation	9.250%	3/15/20	B	6,165,000

	Health Care Equipment & Supplies – 0.8%

11,500	Tenet Healthcare Corporation	6.000%	10/01/20	BB–	12,161,250

	Health Care Providers & Services – 1.4%

12,500	HCA Inc.	6.500%	2/15/20	BBB–	13,679,750

8,000	HCA Inc.	5.875%	3/15/22	BBB–	8,800,000
20,500	Total Health Care Providers & Services				22,479,750

	Hotels, Restaurants & Leisure – 2.1%

12,530	MGM Resorts International Inc.	6.750%	10/01/20	BB	13,783,000

3,000	MGM Resorts International Inc.	7.750%	3/15/22	BB	3,459,375

9,000	Scientific Games Corporation, 144A	7.000%	1/01/22	Ba3	9,618,750

5,700	Scientific Games International Inc.	10.000%	12/01/22	B–	6,077,625
30,230	Total Hotels, Restaurants & Leisure				32,938,750

	Household Durables – 0.5%

2,500	Lennar Corporation	4.125%	12/01/18	Ba1	2,550,000

5,000	Lennar Corporation	4.500%	6/15/19	Ba1	5,137,500
7,500	Total Household Durables				7,687,500

	Media – 2.1%

1,000	CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB+	1,040,000

2,100	Cequel Communications Holding I LLC Capital, 144A	6.375%	9/15/20	B–	2,160,375

200	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation	3.579%	7/23/20	BBB–	205,825

6,000	Dish DBS Corporation	5.125%	5/01/20	Ba3	6,255,000

6,500	Dish DBS Corporation	5.875%	11/15/24	Ba3	6,825,000

7,091	iHeartCommunications, Inc.	9.000%	12/15/19	Caa1	6,027,350

20,354	iHeartCommunications, Inc., PIK	14.000%	2/01/21	Ca	6,818,525

5,250	iHeartCommunications, Inc.	9.000%	3/01/21	Caa1	3,983,438
48,495	Total Media				33,315,513

NUVEEN	33

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels – 0.4%

$2,385	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	$1,943,775

2,000	Denbury Resources Inc.	5.500%	5/01/22	CCC+	1,560,000

2,400	FTS International Inc., 144A	8.463%	6/15/20	B	2,433,000
6,785	Total Oil, Gas & Consumable Fuels				5,936,775

	Semiconductors & Semiconductor Equipment – 0.2%

771	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	853,882

1,860	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	1,980,900
2,631	Total Semiconductors & Semiconductor Equipment				2,834,782

	Software – 1.2%

4,000	Balboa Merger Sub Inc., 144A	11.375%	12/01/21	CCC+	4,430,000

9,000	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	9,067,500

1,000	Boxer Parent Company Inc./BMC Software, PIK, 144A	9.000%	10/15/19	CCC+	997,500

4,150	Infor Us Inc., 144A	5.750%	8/15/20	BB	4,314,755
18,150	Total Software				18,809,755

	Technology Hardware, Storage & Peripherals – 1.1%

2,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.875%	6/15/21	BB+	2,102,602

7,340	EMC Corporation	2.650%	6/01/20	Ba2	7,150,562

7,650	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	8,386,312
16,990	Total Technology Hardware, Storage & Peripherals				17,639,476

	Trading Companies & Distributors – 0.6%

9,000	HD Supply Inc., 144A	5.250%	12/15/21	BB–	9,461,250

	Wireless Telecommunication Services – 2.7%

5,000	Sprint Capital Corporation	6.900%	5/01/19	B+	5,337,500

4,000	Sprint Communications Inc., 144A	9.000%	11/15/18	BB	4,355,000

15,945	Sprint Communications Inc.	7.000%	8/15/20	B+	17,120,944

2,000	Sprint Corporation	7.250%	9/15/21	B+	2,159,380

1,000	Sprint Corporation	7.875%	9/15/23	B+	1,107,500

2,000	T-Mobile USA Inc.	6.464%	4/28/19	BB	2,005,000

2,000	T-Mobile USA Inc.	6.542%	4/28/20	BB	2,040,000

4,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	4,898,437

275	T-Mobile USA Inc.	6.731%	4/28/22	BB	284,982

2,000	T-Mobile USA Inc.	6.000%	3/01/23	BB	2,135,600

1,250	T-Mobile USA Inc.	6.625%	4/01/23	BB	1,333,975

275	T-Mobile USA Inc.	6.836%	4/28/23	BB	294,250
40,495	Total Wireless Telecommunication Services				43,072,568
$291,434	Total Corporate Bonds (cost $288,665,495)				277,636,430

34	NUVEEN

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 75.1% (5)

	Aerospace & Defense – 1.8%

$2,674	B/E Aerospace, Inc., Term Loan B	4.033%	12/16/21	BB+	$2,685,083

2,993	DigitalGlobe, Inc., Term Loan B	3.732%	1/15/24	BB+	3,006,215

2,494	Leidos Holdings, Inc., Term Loan B	3.250%	8/16/23	BBB–	2,523,052

11,248	Sequa Corporation, Term Loan B, (DD1)	5.250%	6/19/17	CCC–	11,135,675

9,557	Transdigm, Inc., Tranche D, Term Loan, (DD1)	4.136%	6/04/21	B	9,550,332
28,966	Total Aerospace & Defense				28,900,357

	Air Freight & Logistics – 0.4%

773	Americold Realty Operating Partnership, Term Loan B	4.750%	12/01/22	BB	786,244

988	PAE Holding Corporation, Term Loan B	6.500%	10/20/22	B+	997,992

4,266	XPO Logistics, Inc., Refinanced Term Loan	3.108%	11/01/21	BB	4,285,282
6,027	Total Air Freight & Logistics				6,069,518

	Airlines – 1.0%

9,326	American Airlines, Inc., Term Loan B	3.412%	12/14/23	BB+	9,349,437

7,062	American Airlines, Inc., Replacement Term Loan	2.982%	6/27/20	BB+	7,070,584
16,388	Total Airlines				16,420,021

	Auto Components – 0.1%

1,538	American Tire Distributors, Inc., Term Loan, First Lien	5.250%	9/01/21	B–	1,537,712

	Automobiles – 0.7%

2,668	Chrysler Group LLC, Tranche B, Term Loan	3.390%	12/31/18	BBB–	2,679,270

6,302	Formula One Group, Term Loan B	4.568%	2/01/24	B	6,307,496

1,820	Formula One Group, Term Loan, Second Lien	8.068%	7/29/22	CCC+	1,829,328
10,790	Total Automobiles				10,816,094

	Building Products – 1.1%

16,858	Quikrete Holdings, Inc., Initial Term Loan, First Lien	4.232%	11/15/23	BB–	17,054,429

	Capital Markets – 1.1%

1,250	Helix Generation, Term Loan B, (WI/DD)	TBD	TBD	BB	1,269,141

4,000	LPL Holdings, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB–	4,024,168

9,000	RPI Finance Trust, Term Loan B6, (DD1)	3.153%	3/16/23	BBB–	9,037,764

2,736	Thomson Reuters IP & S, Term Loan B	4.750%	10/03/23	BB–	2,748,563
16,986	Total Capital Markets				17,079,636

	Chemicals – 1.2%

407	Ineos US Finance LLC, New 2024 Dollar Term Loan	3.732%	4/01/24	BB–	409,023

364	Ineos US Finance LLC, New 2022 Dollar Term Loan	3.732%	3/31/22	BB–	366,510

3,589	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB+	3,624,565

1,241	OM Group, Inc., Term B Loan, First Lien	6.147%	2/21/24	B	1,253,008

443	Platform Specialty Products Corporation, Term Loan B6, (WI/DD)	TBD	TBD	BB–	442,782

NUVEEN	35

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Chemicals (continued)

$1,489	PQ Corporation, First Amendment, Tranche B1, Term Loan	5.289%	11/04/22	B+	$1,506,315

12,191	Univar, Inc., Term Loan B, (DD1)	3.732%	7/01/22	BB–	12,221,684
19,724	Total Chemicals				19,823,887

	Commercial Services & Supplies – 1.8%

755	Acosta, Inc., Term Loan B	4.289%	9/26/21	B	710,224

2,564	ADS Waste Holdings, Inc., Term Loan B, First Lien	3.698%	11/10/23	BB	2,585,486

290	Education Management LLC, Tranche A, Term Loan, (7)	5.509%	7/02/20	N/R	147,321

551	Education Management LLC, Tranche B, Term Loan, (7)	8.509%	7/02/20	N/R	26,519

417	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	370,833

4,510	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	4,393,239

1,485	KAR Auction Services, Inc., Term Loan B3, First Lien	4.500%	3/09/23	BB–	1,504,722

3,085	Monitronics International, Inc., Term Loan B2, First Lien	6.647%	9/30/22	B–	3,124,022

9,459	Protection One, Inc., Term Loan, First Lien	4.250%	5/02/22	BB–	9,556,784

2,106	Skillsoft Corporation, Initial Term Loan, First Lien	5.750%	4/28/21	B–	1,941,203

1,953	Waste Industries USA, Inc., Term Loan B, First Lien	3.733%	2/27/20	BB–	1,964,226

1,985	West Corporation, Refinanced Term Loan B12	3.539%	6/17/23	BB–	1,992,221
29,160	Total Commercial Services & Supplies				28,316,800

	Communications Equipment – 1.7%

3,998	Avaya, Inc., Term Loan B3	6.460%	10/26/17	N/R	3,168,754

5,405	Avaya, Inc., Term Loan B6	6.532%	3/31/18	N/R	4,294,200

9,460	Avaya, Inc., Term Loan B7, (DD1)	6.460%	5/29/20	N/R	7,573,127

4,289	Avaya, Inc., DIP Term Loan, (DD1)	8.500%	1/24/18	BB–	4,427,160

1,823	Colorado Buyer, Inc., Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC+	1,831,463

3,985	Colorado Buyer, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B+	4,016,160

2,351	Riverbed Technology, Inc., Term Loan B, First Lien	4.250%	4/24/22	B+	2,352,937
31,311	Total Communications Equipment				27,663,801

	Construction & Engineering – 0.1%

2,000	Pike Corp., Initial Term Loan, First Lien	4.750%	3/08/24	B	2,023,750

	Consumer Finance – 2.1%

4,865	First Data Corporation, New Dollar Term Loan	3.984%	7/08/22	BB	4,909,698

1,975	First Data Corporation, Term Loan A	2.984%	6/02/20	BB	1,983,994

25,920	First Data Corporation, Term Loan, First Lien, (DD1)	3.984%	3/24/21	BB	26,146,337
32,760	Total Consumer Finance				33,040,029

	Containers & Packaging – 1.2%

1,624	Berry Plastics Holding Corporation, Term Loan I	3.501%	10/01/22	BB	1,637,930

2,500	Berry Plastics Holding Corporation, Term Loan J	3.524%	1/19/24	BB	2,520,313

15,423	Reynolds Group Holdings, Inc., Term Loan, First Lien	3.982%	2/05/23	B+	15,504,537
19,547	Total Containers & Packaging				19,662,780

36	NUVEEN

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Distributors – 0.3%

$5,000	Atotech Initial Term Loan B1	4.147%	1/31/24	B+	$5,031,250

	Diversified Consumer Services – 1.4%

10,124	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	6/07/23	B+	9,695,126

5,781	Hilton Hotels Corporation, Term Loan B2	2.982%	10/25/23	BBB–	5,835,590

2,743	Houghton Mifflin, Term Loan B, First Lien	4.000%	5/28/21	B+	2,551,009

3,740	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B–	3,761,179
22,388	Total Diversified Consumer Services				21,842,904

	Diversified Financial Services – 1.2%

2,733	Altisource Solutions S.A R.L., Term Loan B	4.500%	12/09/20	BB–	2,637,809

1,219	Freedom Mortgage Corporation, Initial Term Loan	6.862%	2/23/22	BB–	1,238,555

1,782	MGM Growth Properties, Term Loan B	3.482%	4/25/23	BB+	1,793,583

3,456	Ocwen Financial Corporation, Term Loan B, First Lien	6.000%	12/05/20	BB–	3,500,172

9,476	Veritas US, Inc., Initial Dollar Term Loan B1	6.772%	1/27/23	B+	9,433,627

422	WideOpenWest Finance LLC, New Term Loan B	4.554%	8/18/23	B	424,486
19,088	Total Diversified Financial Services				19,028,232

	Diversified Telecommunication Services – 3.3%

1,511	Cincinnati Bell, Inc., Tranche B, Term Loan	4.000%	9/10/20	BB–	1,520,898

995	DTI Holdings, Inc., Term Loan B, First Lien	6.250%	10/02/23	B	981,319

5,287	Greeneden U.S. Holdings II LLC, Term Loan B	5.025%	12/01/23	B–	5,330,060

36,714	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.887%	6/30/19	B–	36,208,718

2,189	Presidio, Inc., Term Loan, First Lien	4.250%	2/02/22	B	2,209,750

1,994	Windstream Corporation, Term Loan B6	4.950%	3/29/21	BB	2,015,755

5,023	Ziggo B.V., Term Loan E, (DD1)	3.412%	4/15/25	BB–	5,027,990
53,713	Total Diversified Telecommunication Services				53,294,490

	Electric Utilities – 1.1%

934	EFS Cogen Holdings LLC, Term Loan B	4.650%	6/28/23	BB	944,192

5,684	Energy Future Intermediate Holding Company, DIP Term Loan	4.304%	6/30/17	BB	5,688,263

2,993	Vistra Operations Co., Incremental Term Loan	4.193%	12/14/23	BB+	3,002,788

1,430	Vistra Operations Co., Term Loan C	3.732%	8/04/23	BB+	1,428,213

6,254	Vistra Operations Co., Term Loan B	3.732%	8/04/23	BB+	6,246,507
17,295	Total Electric Utilities				17,309,963

	Electrical Equipment – 0.1%

1,119	MTS Systems, Term Loan B	5.080%	7/05/23	BB–	1,131,240

	Electronic Equipment, Instruments & Components – 0.1%

2,737	TTM Technologies, Inc., New Term Loan	5.250%	5/31/21	BB–	2,785,139

	Energy Equipment & Services – 0.3%

627	Dynamic Energy Services International LLC, Term Loan	14.538%	3/06/18	N/R	263,215

3,108	Drill Rigs Holdings, Inc., Tranche B1, Term Loan, (7)	6.063%	3/31/21	CCC–	2,225,890

NUVEEN	37

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Energy Equipment & Services (continued)

$1,840	Seventy Seven Operating LLC, Term Loan B	3.982%	6/25/20	B	$1,832,094
5,575	Total Energy Equipment & Services				4,321,199

	Equity Real Estate Investment Trusts – 1.6%

4,344	Communications Sales & Leasing, Inc., Shortfall Term Loan	4.000%	10/24/22	BB–	4,340,935

10,000	GLP Capital, Term Loan A1	2.580%	4/28/21	BB+	9,900,000

900	Realogy Group LLC, Term Loan B	3.232%	7/20/22	BB+	907,608

12,709	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (DD1)	4.750%	12/18/20	CCC	10,991,098
27,953	Total Equity Real Estate Investment Trusts				26,139,641

	Food & Staples Retailing – 2.9%

4,574	Albertson’s LLC, Term Loan B6	4.302%	6/22/23	BB	4,606,752

25,558	Albertson’s LLC, Term Loan B4	3.982%	8/25/21	BB	25,712,733

776	BJ’s Wholesale Club, Inc., Term Loan B, First Lien	4.750%	2/03/24	B–	760,396

1,940	Del Monte Foods Company, Term Loan, First Lien	4.312%	2/18/21	CCC+	1,613,434

1,815	Focus Brands, Inc., Term Loan, First Lien	5.000%	10/05/23	B	1,830,881

3,750	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	BB–	3,770,156

3,600	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	BB–	3,615,001

2,743	Save-A-Lot, Term Loan B	7.000%	12/02/23	B	2,740,983

2,479	Supervalu, Inc., New Term Loan B	5.500%	3/21/19	BB–	2,501,909
47,235	Total Food & Staples Retailing				47,152,245

	Food Products – 2.3%

3,628	Chobani LLC, Term Loan B, First Lien, (DD1)	5.250%	8/07/23	B	3,668,607

2,431	Hearthside Group Holdings LLC, Term Loan B	4.000%	6/02/21	B	2,449,484

3,744	Jacobs Douwe Egberts, Term Loan B	3.500%	7/04/22	BB	3,770,403

4,698	Keurig Green Mountain, Inc., Term Loan A, First Lien	2.750%	3/03/21	BBB–	4,703,416

2,435	Pinnacle Foods Finance LLC, Term Loan B, (DD1)	2.811%	2/02/24	BB+	2,449,054

18,438	US Foods, Inc., Term Loan B	3.732%	6/27/23	BB	18,623,718

1,208	Wilton Products, Inc., Tranche B, Term Loan	8.500%	8/30/18	CCC+	1,180,939
36,582	Total Food Products				36,845,621

	Health Care Equipment & Supplies – 0.9%

2,336	Acelity, Term Loan B	4.397%	2/02/24	B	2,337,685

498	Alere, Inc., Term Loan B	4.250%	6/20/22	BB–	498,898

1,322	ConvaTec, Inc., Term Loan B	3.482%	10/25/23	BB	1,335,196

1,846	Greatbatch, Inc., Term Loan B	4.500%	10/27/22	B	1,850,048

997	Immucor, Inc., Term Loan B2	5.000%	8/17/18	B–	987,671

2,632	Onex Carestream Finance LP, Term Loan, First Lien	5.147%	6/07/19	B+	2,546,887

1,945	Onex Carestream Finance LP, Term Loan, Second Lien	9.647%	12/09/19	B–	1,758,052

2,556	Sterigenics International, Inc., Term Loan B	4.397%	5/15/22	B	2,565,113
14,132	Total Health Care Equipment & Supplies				13,879,550

38	NUVEEN

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Health Care Providers & Services – 2.8%

$1,935	Acadia Healthcare, Inc., Term Loan B, First Lien	3.982%	2/11/22	BB–	$1,951,118

3,958	Community Health Systems, Inc., Term Loan A	3.520%	1/25/19	BB–	3,959,136

1,245	Community Health Systems, Inc., Term Loan G	3.798%	12/31/19	BB–	1,239,316

1,325	Community Health Systems, Inc., Term Loan H	4.048%	1/27/21	BB–	1,307,876

2,029	DJO Finance LLC, Term Loan B, First Lien	4.250%	6/08/20	B+	1,970,624

2,993	Envision Healthcare Corporation, Term Loan B, First Lien	4.150%	12/01/23	BB–	3,026,166

6,353	HCA, Inc., Tranche B8, Term Loan, (DD1)	3.232%	2/15/24	BBB–	6,412,104

1,500	HCA, Inc., Term Loan B9 (WI/DD)	TBD	TBD	BBB–	1,508,087

6,535	HCA, Inc., Term Loan A5	2.482%	6/10/20	BBB–	6,539,558

1,582	Healogics, Inc., Term Loan, First Lien	5.320%	7/01/21	B	1,478,686

2,500	Healogics, Inc., Term Loan, Second Lien	9.000%	7/01/22	CCC+	1,745,833

2,000	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC	1,972,500

2,696	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	B	2,696,168

1,463	MultiPlan, Inc., Term Loan B	4.897%	6/07/23	B+	1,483,762

3,319	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	CCC+	1,722,950

467	Quorum Health Corp., Term Loan B	6.789%	4/29/22	B–	457,620

3,118	Select Medical Corporation, Tranche B, Term Loan	4.500%	3/06/24	BB–	3,151,332

983	U.S. Renal Care, Inc., Term Loan, First Lien, (DD1)	5.397%	12/30/22	B	923,786

880	Vizient, Inc., Term Loan B	5.000%	2/13/23	B+	889,384
46,881	Total Health Care Providers & Services				44,436,006

	Health Care Technology – 0.8%

2,225	Catalent Pharma Solutions, Inc., Term Loan B	3.750%	5/20/21	BB	2,251,428

9,000	Emdeon, Inc., Closing Date Term Loan	3.750%	3/01/24	B+	9,026,253

1,995	Press Ganey Holdings, Inc., Term Loan, First Lien	4.250%	10/23/23	B	2,003,106
13,220	Total Health Care Technology				13,280,787

	Hotels, Restaurants & Leisure – 2.6%

3,000	Aramark Corporation, Term Loan B	2.983%	3/09/24	BBB–	3,021,093

14,726	Burger King Corporation, Term Loan B3	3.309%	2/16/24	BB–	14,776,609

3,795	Boyd Gaming Corporation, Term Loan B, (WI/DD)	TBD	TBD	BB	3,816,460

3,018	CityCenter Holdings LLC, Term Loan B	3.732%	10/16/20	BB	3,056,582

2,178	Intrawest Resorts Holdings, Inc., Term Loan B	4.500%	12/09/20	B+	2,194,762

3,901	Life Time Fitness, Inc., Term Loan B	4.000%	6/10/22	BB–	3,918,814

8,944	Scientific Games Corporation, Term Loan B3	4.846%	10/01/21	B+	9,066,269

997	Station Casino LLC, Term Loan B	3.450%	6/08/23	BB	1,002,350
40,559	Total Hotels, Restaurants & Leisure				40,852,939

	Household Products – 0.2%

2,985	Revlon Consumer Products Corporation, Term Loan B, First Lien	4.482%	9/07/23	B+	2,991,218

NUVEEN	39

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Independent Power & Renewable Electricity Producers – 0.7%

$2,545	Calpine Corporation, Term Loan B1, First Lien	2.740%	11/30/17	BB	$2,551,024

398	Calpine Corporation, Term Loan B7	3.900%	5/31/23	BB	400,234

5,500	Calpine Corporation, Term Loan B8	2.740%	12/27/19	BB	5,509,823

3,100	Dynegy, Inc., Tranche C1, Term Loan	4.250%	6/27/23	BB	3,116,083
11,543	Total Independent Power & Renewable Electricity Producers				11,577,164

	Industrial Conglomerates – 0.1%

1,800	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.772%	11/26/20	B	1,805,688

	Insurance – 0.9%

1,981	Acrisure LLC, Term Loan, First Lien	5.897%	11/22/23	B	2,014,121

973	Alliant Holdings I LLC, Term Loan B	4.387%	8/14/22	B	981,283

3,963	AssuredPartners, Inc., Refinancing Term Loan, First Lien, (DD1)	5.250%	10/21/22	B+	3,999,181

7,262	Hub International Holdings, Inc., Initial Term Loan, (DD1)	4.035%	10/02/20	B+	7,300,961
14,179	Total Insurance				14,295,546

	Internet and Direct Marketing Retail – 0.3%

5,448	Travelport LLC, Term C Loan	4.289%	9/02/21	B+	5,495,371

	Internet Software & Services – 1.0%

6,633	Ancestry.com, Inc., Term Loan, First Lien	4.250%	10/19/23	B	6,702,096

3,441	Rackspace Hosting, Inc., Term Loan B, First Lien	4.500%	11/03/23	BB+	3,471,845

3,679	Sabre, Inc., Term Loan B	3.732%	2/16/24	BB–	3,709,575

1,978	SkillSoft Corporation, Term Loan, Second Lien	9.250%	4/28/22	CCC	1,379,893
15,731	Total Internet Software & Services				15,263,409

	IT Services – 1.4%

1,307	Conduent, Inc., Term Loan B	6.334%	12/07/23	BB+	1,326,042

608	EIG Investors Corp., Term Loan, First Lien	6.532%	11/09/19	B+	613,340

1,641	Engility Corporation, Repriced Term Loan B2	4.765%	8/14/23	BB–	1,652,218

4,154	Gartner, Inc., Term Loan A, (WI/DD)	TBD	TBD	BB+	4,172,019

4,500	Gartner, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB+	4,530,938

3,275	Neustar, Inc., Term Loan B2, (WI/DD)	TBD	TBD	BB	3,322,078

1,350	Neustar, Inc., Term Loan, Second Lien, (WI/DD)	TBD	TBD	B–	1,366,031

1,500	Neustar, Inc., Term Loan B1, (WI/DD)	TBD	TBD	BB	1,520,391

2,000	Optiv Security, Inc., Term Loan, First Lien	4.250%	2/01/24	B	2,013,334

1,588	WEX, Inc., Term Loan B	4.482%	6/30/23	BB–	1,609,379
21,923	Total IT Services				22,125,770

	Leisure Products – 0.9%

2,455	24 Hour Fitness Worldwide, Inc., Term Loan B	4.897%	5/28/21	B+	2,456,035

2,905	Academy, Ltd., Term Loan B	5.056%	7/01/22	B–	2,171,004

1,500	Equinox Holdings, Inc., Term Loan, Second Lien, (DD1)	8.000%	9/06/24	CCC+	1,525,938

2,233	Equinox Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B+	2,252,837

40	NUVEEN

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Leisure Products (continued)

$2,700	Four Seasons Holdings, Inc., Term Loan B	4.147%	11/30/23	BB	$2,734,226

2,425	Planet Fitness Holdings, LLC 2016 Term Loan, First Lien	4.527%	3/31/21	BB–	2,439,955
14,218	Total Leisure Products				13,579,995

	Life Sciences Tools & Services – 0.4%

6,185	Inventiv Health, Inc., Term Loan B	4.804%	11/09/23	B	6,214,872

	Machinery – 1.9%

3,888	Columbus McKinnon Corporation, Term Loan, First Lien	4.000%	1/20/24	B+	3,926,517

10,666	Gates Global LLC, Term Loan B, (WI/DD)	TBD	TBD	B+	10,718,960

7,089	Rexnord LLC. Term Loan B, First Lien	3.837%	8/21/23	BB–	7,123,929

1,612	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.647%	11/27/20	CCC+	1,529,828

2,488	Safway Group Holdings LLC, Initial Term Loan, First Lien	5.750%	8/21/23	B+	2,514,967

3,806	SIG Combibloc, Term Loan B, First Lien	4.000%	3/11/22	B+	3,832,141
29,549	Total Machinery				29,646,342

	Marine – 0.1%

1,188	American Commercial Lines LLC, Term Loan B, First Lien	9.750%	11/12/20	B–	1,104,375

	Media – 7.0%

982	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/23/21	B	973,649

910	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	887,703

781	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	CCC–	767,397

985	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B	982,529

9,118	Cequel Communications LLC, Term Loan B, (WI/DD)	TBD	TBD	BB–	9,124,003

2,388	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B–	2,208,438

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC–	773,333

2,809	CBS Radio, Inc., Term Loan B, First Lien	4.500%	10/17/23	BB–	2,839,404

1,805	CBS Radio, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB–	1,818,922

3,169	Charter Communications Operating Holdings LLC, Term Loan I, First Lien	3.232%	1/15/24	BBB–	3,188,583

4,350	Clear Channel Communications, Inc., Term Loan E	8.482%	7/30/19	CC	3,730,125

28,349	Clear Channel Communications, Inc., Tranche D, Term Loan, (DD1)	7.732%	1/30/19	CC	24,474,773

1,058	CSC Holdings, LLC, Term Loan B, (WI/DD)	TBD	TBD	BB–	1,057,428

942	CSC Holdings, LLC, Term Loan Delayed Draw, (WI/DD)	TBD	TBD	BB–	942,030

10,418	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	CCC	7,815,757

4,503	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.897%	6/17/20	BB–	4,542,551

2,863	Entercom Communications, Inc., Term Loan B	4.547%	11/01/23	BB–	2,882,180

4,601	Getty Images, Inc., Term Loan B, First Lien, (DD1)	4.750%	10/18/19	CCC+	4,040,035

893	Gray Television, Inc., Term Loan B2	3.334%	2/07/24	BB	900,309

3,519	IMG Worldwide, Inc., Term Loan, First Lien	4.290%	5/06/21	B+	3,538,816

4,000	Lions Gate Entertainment Corporation, Term Loan B	3.982%	12/08/23	BB–	4,026,980

1,500	Mediacom Broadband LLC, Term Loan K	3.200%	2/19/24	BB+	1,508,126

NUVEEN	41

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Media (continued)

$6,160	McGraw-Hill Education Holdings LLC, Term Loan B	5.000%	5/02/22	B+	$6,105,042

827	Nexstar Broadcasting Group, Term Loan B, First Lien	3.943%	1/17/24	N/R	832,276

8,528	Nexstar Broadcasting Group, Term Loan B, First Lien	3.943%	1/17/24	BB+	8,584,637

3,891	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.500%	8/14/20	B	3,899,897

5,500	Virgin Media Investment Holdings, Limited Term Loan I	3.662%	1/31/25	BB–	5,520,625

3,242	WMG Acquisition Corporation, Term Loan B, First Lien	3.750%	11/01/23	B	3,259,473
119,091	Total Media				111,225,021

	Metals & Mining – 0.5%

3,892	Fairmount Minerals, Ltd. Term Loan B2, First Lien	4.500%	9/05/19	B–	3,825,081

1,274	Fairmount Minerals, Ltd., Term Loan B1, First Lien	4.500%	9/05/19	Caa1	1,245,184

630	Fortescue Metals Group, Ltd., Term Loan B, First Lien	3.750%	6/30/19	BBB–	633,696

1,925	Signode Industrial Group US, Inc., Initial Term Loan B	4.064%	5/01/21	B	1,940,640
7,721	Total Metals & Mining				7,644,601

	Multiline Retail – 0.9%

2,584	Bass Pro Group LLC, Term Loan B, First Lien	4.104%	6/05/20	B+	2,548,078

2,150	Bass Pro Group LLC, Sale Facility, Term Loan, First Lien	5.897%	6/08/18	B+	2,158,063

2,970	Belk, Inc., Term Loan B, First Lien	5.760%	12/12/22	B	2,535,020

5,950	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB–	6,029,879

1,482	Hudson’s Bay Company, Term Loan B, First Lien	4.250%	9/30/22	BB	1,423,188
15,136	Total Multiline Retail				14,694,228

	Oil, Gas & Consumable Fuels – 3.0%

10,000	Chesapeake Energy Corporation, Term Loan	8.553%	8/23/21	B+	10,671,880

475	Crestwood Holdings LLC, Term Loan B	9.042%	6/19/19	B–	474,862

231	Energy and Exploration Partners, Term Loan, Second Lien	5.000%	5/13/22	N/R	127,020

1,764	Fieldwood Energy LLC, Term Loan, First Lien	3.875%	10/01/18	B–	1,704,023

4,170	Fieldwood Energy LLC, Term Loan, First Lien	8.000%	8/31/20	B–	3,943,804

1,074	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	CCC–	784,194

2,541	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B–	2,210,790

5,973	Harvey Gulf International Marine, Inc., Term Loan B	5.637%	6/18/20	CCC+	4,285,337

18,064	Peabody Energy Corporation, Term Loan B, (DD1)	4.250%	9/24/20	N/R	18,268,998

3,652	Peabody Energy Corporation, Term Loan B, (WI/DD)	TBD	TBD	Ba3	3,651,930

3,021	Seadrill Partners LLC, Initial Term Loan	4.147%	2/21/21	CCC+	2,061,786

60	Southcross Holdings Borrower L.P., Term Loan B, First Lien	3.500%	4/13/23	CCC+	53,598
51,025	Total Oil, Gas & Consumable Fuels				48,238,222

	Personal Products – 0.5%

4,478	Coty, Inc., Term Loan B	3.311%	10/27/22	BBB–	4,505,484

3,948	Coty, Inc., Term Loan A, (WI/DD)	TBD	TBD	BBB–	3,938,181
8,426	Total Personal Products				8,443,665

42	NUVEEN

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Pharmaceuticals – 2.1%

$9,000	Grifols, Inc., Term Loan B	3.194%	1/31/25	BB	$9,032,967

1,459	Patheon, Inc., Term Loan B	4.397%	3/11/21	B	1,462,788

16,357	Pharmaceutical Product Development, Inc., Term Loan B, First Lien, (DD1)	4.328%	8/18/22	B	16,431,000

5,197	Prestige Brands, Inc., Term Loan B4	3.732%	1/20/24	BB–	5,250,391

1,638	Valeant Pharmaceuticals International, Inc., Series F3, Tranche B, Term Loan	5.717%	4/01/22	BB–	1,644,307
33,651	Total Pharmaceuticals				33,821,453

	Professional Services – 0.5%

2,451	Ceridian Corporation, Term Loan B2	4.540%	9/15/20	B–	2,437,002

4,262	Nielsen Finance LLC, Term Loan B3, First Lien	3.354%	10/04/23	BBB–	4,298,990

1,915	On Assignment, Inc., Tranche B2, Term Loan	3.232%	6/03/22	BB	1,930,313
8,628	Total Professional Services				8,666,305

	Real Estate Management & Development – 0.4%

5,854	Capital Automotive LP, Term Loan, Second Lien, (DD1)	7.000%	3/21/25	CCC+	5,932,287

	Road & Rail – 0.1%

1,481	Quality Distribution, Term Loan, First Lien	5.897%	8/18/22	B–	1,436,813

	Semiconductors & Semiconductor Equipment – 1.7%

1,837	Cavium, Inc., Term Loan B	3.228%	8/16/22	BB	1,851,895

956	Cypress Semiconductor Corporation, Term Loan B	4.580%	7/05/21	BB	966,709

2,833	Lumileds, Term Loan, First Lien, (WI/DD)	TBD	TBD	B+	2,868,751

1,737	Micron Technology, Inc., Term Loan B, First Lien	4.740%	4/26/22	BBB–	1,757,229

2,730	Microsemi Corporation, Term Loan B	3.226%	1/17/23	BB	2,747,233

6,203	On Semiconductor Corp., Term Loan B, First Lien	3.232%	3/31/23	Ba1	6,230,551

7,915	On Semiconductor Corp., Term Loan A	2.748%	1/02/18	N/R	7,922,800

3,085	Versum Materials, Inc., Term Loan B, First Lien	3.647%	9/29/23	BB+	3,124,984
27,296	Total Semiconductors & Semiconductor Equipment				27,470,152

	Software – 5.7%

1,679	Applied Systems, Inc., Initial Term Loan, First Lien	4.147%	1/25/21	B+	1,688,881

2,095	Blackboard, Inc., Term Loan B4	6.023%	6/30/21	B+	2,093,703

6,608	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B+	6,623,285

6,312	Compuware Corporation, Term Loan B2, First Lien	5.250%	12/15/21	B	6,332,435

803	Compuware Corporation, Term Loan, Second Lien	9.250%	12/15/22	CCC+	809,563

5,376	Ellucian, Term Loan B, First Lien	4.397%	9/30/22	B	5,388,016

14,859	Infor (US), Inc., Term Loan B, (DD1)	3.897%	2/01/22	B	14,870,590

6,723	Informatica Corp., Term Loan B, (DD1)	4.647%	8/05/22	B	6,699,475

5,436	Kronos Incorporated, Term Loan B, First Lien	5.034%	11/01/23	B	5,473,750

2,500	LANDesk Software Group, Inc., Term Loan, First Lien	5.250%	1/19/24	B–	2,516,408

990	Micro Focus International PLC, Term Loan C	4.789%	11/20/19	BB–	998,309

692	Micro Focus International PLC, Term Loan B	4.789%	11/19/21	BB–	698,245

NUVEEN	43

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Software (continued)

$3,182	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	$3,198,894

2,095	RP Crown Parent LLC, Term Loan B, First Lien	4.500%	10/12/23	B	2,109,675

2,736	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Refinancing Term Loan B1	3.232%	7/08/22	BB+	2,756,226

234	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Refinancing Term Loan B2	3.232%	7/08/22	BB+	235,614

5,000	Symantec Corporation, Term Loan A1	2.625%	5/10/19	BB+	4,980,210

10,000	Symantec Corporation, Term Loan A2	2.375%	8/01/19	BB+	9,953,130

2,000	Synchronoss Technologies, Inc., Initial Term Loan	4.082%	1/19/24	BB–	1,996,500

7,364	Tibco Software, Inc., Term Loan B	5.500%	12/04/20	B	7,450,807

1,797	Uber Technologies, Inc., Term Loan B, First Lien	5.000%	7/13/23	N/R	1,798,233

746	Vertafore, Inc., Term Loan, First Lien	4.250%	6/30/23	B	751,314

1,548	Vertiv Co., Term Loan B	5.030%	11/30/23	B+	1,563,759
90,775	Total Software				90,987,022

	Specialty Retail – 1.3%

16,124	Gardner Denver, Inc., Term Loan	4.559%	7/30/20	B	16,111,876

1,707	Men’s Wearhouse, Inc., Term Loan, First Lien	5.000%	6/18/21	B+	1,630,488

482	Michaels Stores, Inc., Term Loan B1, First Lien	3.750%	1/30/23	BB+	481,298

2,950	Petco Animal Supplies, Inc., Term Loan B1	4.287%	1/26/23	B	2,789,180

288	Petsmart Inc., Term Loan B, First Lien	4.020%	3/11/22	BB–	275,923
21,551	Total Specialty Retail				21,288,765

	Technology Hardware, Storage & Peripherals – 4.5%

2,090	Coinstar, Inc., Term Loan, First Lien	5.250%	9/27/23	B	2,112,027

2,277	Dell International LLC, Term Loan A1, First Lien	2.990%	12/31/18	BBB–	2,279,594

23,962	Dell International LLC, Term Loan A2, First Lien	3.240%	9/07/21	BBB–	24,009,115

3,500	Dell International LLC, Term Loan A3, First Lien	2.990%	12/31/18	BBB–	3,508,386

18,098	Dell International LLC, New Term Loan B	3.490%	9/07/23	BBB–	18,207,067

13,000	Western Digital, Inc., Term Loan B1, (WI/DD)	TBD	TBD	BBB–	13,102,544

7,940	Western Digital, Inc., Term Loan B	3.732%	4/29/23	BBB–	8,005,851
70,867	Total Technology Hardware, Storage & Peripherals				71,224,584

	Textiles, Apparel & Luxury Goods – 0.1%

1,692	Gymboree Corporation, Term Loan, (DD1)	5.000%	2/23/18	CC	704,907

1,070	J Crew Group, Term Loan B, First Lien	4.078%	3/05/21	CCC–	656,535
2,762	Total Textiles, Apparel & Luxury Goods				1,361,442

	Trading Companies & Distributors – 0.9%

10,636	Avolon, Term Loan B2	3.728%	3/21/22	BBB–	10,797,018

3,855	HD Supply, Inc., Term Loan B	3.732%	8/13/21	BB–	3,888,598
14,491	Total Trading Companies & Distributors				14,685,616

	Transportation Infrastructure – 0.1%

2,000	V. Group, Term Loan B	4.176%	1/27/24	B	2,004,376

44	NUVEEN

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Wireless Telecommunication Services – 1.9%

$182	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	$183,556

18,250	Sprint Corporation, Term Loan, First Lien	3.500%	1/31/24	BB–	18,276,608

5,217	Syniverse Holdings, Inc., Initial Term Loan B, First Lien, (DD1)	4.039%	4/23/19	B	4,825,263

4,146	Syniverse Technologies, Inc., Tranche B, Term Loan, (DD1)	4.147%	4/23/19	B	3,835,488

4,000	UPC Financing Partnership, Term Loan, First Lien	3.912%	4/15/25	BB	4,017,500
31,795	Total Wireless Telecommunication Services				31,138,415
$1,222,831	Total Variable Rate Senior Loan Interests (cost $1,206,407,072)				1,200,102,737
	Total Long-Term Investments (cost $1,508,719,123)				1,485,795,885

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 13.4%

	REPURCHASE AGREEMENTS – 13.4%

$214,292	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/17, repurchase price $214,293,470, collateralized by: $166,425,000 U.S. Treasury Notes, 3.125%, due 5/15/21, value $176,803,929; $41,330,000 U.S. Treasury Notes, 2.000%, due 11/15/21, value $41,773,967	0.090%	4/03/17		$214,291,863
	Total Short-Term Investments (cost $214,291,863)				214,291,863
	Total Investments (cost $1,723,010,986) – 106.4%				1,700,087,748
	Other Assets Less Liabilities – (6.4)%				(102,549,329)
	Net Assets – 100%				$1,597,538,419

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(6)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

PIK	All or portion of this security is payment-in-kind.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

NUVEEN	45

Nuveen Symphony High Yield Bond Fund

Portfolio of Investments	March 31, 2017 (Unaudited)

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 98.1%

	COMMON STOCKS – 0.0%

	Oil, Gas & Consumable Fuels – 0.0%

4,335	Cobalt International Energy, Inc.				$2,312
	Total Common Stocks (cost $5,852)				2,312

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.7%

	Energy Equipment & Services – 0.7%

$130	Hornbeck Offshore Services Inc.	1.500%	9/01/19	CCC	$84,500
$130	Total Convertible Bonds (cost $87,092)				84,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 94.2%

	Aerospace & Defense – 0.1%

$15	Sequa Corporation, 144A	7.000%	12/15/17	C	$7,875

	Auto Components – 0.4%

50	Adient Global Holdings Limited, 144A	4.875%	8/15/26	BB	49,062

	Beverages – 0.4%

50	Cott Holdings Incorporated, 144A	5.500%	4/01/25	B–	50,890

	Building Products – 0.3%

30	Builders FirstSource, Inc., 144A	5.625%	9/01/24	B+	30,450

	Capital Markets – 0.4%

50	LPL Holdings Incorporated, 144A	5.750%	9/15/25	B+	50,712

	Chemicals – 3.1%

50	Hexion Inc.	10.000%	4/15/20	CCC+	49,750

50	Koppers Inc., 144A	6.000%	2/15/25	B+	51,625

65	TPC Group Inc., 144A	8.750%	12/15/20	B3	59,163

100	Tronox Finance LLC	6.375%	8/15/20	B–	100,375

35	Valvoline Finco Two LLC, 144A	5.500%	7/15/24	BB	36,750

50	Versum Materials, Inc., 144A	5.500%	9/30/24	BB	51,687
350	Total Chemicals				349,350

	Commercial Services & Supplies – 3.7%

200	Cenveo Corporation, 144A	6.000%	8/01/19	B–	165,000

50	Covanta Holding Corporation	5.875%	7/01/25	Ba3	50,094

46	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Services & Supplies (continued)

$100	Ritchie Bros. Auctioneers Incorporated, 144A	5.375%	1/15/25	BB–	$102,250

100	Tervita Escrow Corporation, 144A	7.625%	12/01/21	B2	103,250
450	Total Commercial Services & Supplies				420,594

	Communications Equipment – 1.9%

235	Avaya Inc., 144A	7.000%	4/01/19	B2	185,650

175	Avaya Inc., 144A	10.500%	3/01/21	CCC–	28,875
410	Total Communications Equipment				214,525

	Construction & Engineering – 1.1%

125	Shea Homes LP, 144A	5.875%	4/01/23	BB–	125,625

	Construction Materials – 1.4%

150	Norbord Inc., 144A	6.250%	4/15/23	Ba1	157,500

	Consumer Finance – 0.9%

75	First Data Corporation, 144A	7.000%	12/01/23	B	80,437

25	First Data Corporation, 144A	5.000%	1/15/24	BB+	25,437
100	Total Consumer Finance				105,874

	Containers & Packaging – 4.8%

90	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	4.625%	5/15/23	BB–	90,675

100	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	6.000%	2/15/25	B3	101,125

75	Cascades Inc., 144A	5.500%	7/15/22	BB–	74,812

100	Flex Acquisition Co, Inc., 144A	6.875%	1/15/25	B–	102,062

35	Graphic Packaging International, Inc.	4.125%	8/15/24	BB+	34,694

90	Reynolds Group, 144A	5.125%	7/15/23	B+	92,475

50	Sealed Air Corporation, 144A	5.500%	9/15/25	BB	53,000
540	Total Containers & Packaging				548,843

	Diversified Consumer Services – 2.0%

150	Ahern Rentals Inc., 144A	7.375%	5/15/23	B–	129,000

100	Laureate Education, Inc., 144A	9.250%	9/01/19	CCC+	104,000
250	Total Diversified Consumer Services				233,000

	Diversified Financial Services – 1.1%

50	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 144A	5.250%	3/15/22	BB	50,375

75	MSCI Inc., 144A	4.750%	8/01/26	BB+	75,750
125	Total Diversified Financial Services				126,125

	Diversified Telecommunication Services – 4.4%

25	CyrusOne LP Finance, 144A	5.000%	3/15/24	BB	25,687

78	Inelsat Connect Finance SA, 144A	12.500%	4/01/22	CC	69,615

25	IntelSat Jackson Holdings	7.250%	10/15/20	Caa2	22,781

15	IntelSat Jackson Holdings	5.500%	8/01/23	Caa2	12,319

NUVEEN	47

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

$58	IntelSat Limited	7.750%	6/01/21	Ca	$34,800

300	IntelSat Limited	8.125%	6/01/23	Ca	181,313

150	Level 3 Financing Inc.	5.125%	5/01/23	BB	153,375
651	Total Diversified Telecommunication Services				499,890

	Electrical Equipment – 0.5%

50	Park Aerospace Holdings Limited, 144A	5.250%	8/15/22	BB	52,000

	Energy Equipment & Services – 1.3%

50	Calfrac Holdings LP, 144A	7.500%	12/01/20	CCC–	45,344

100	Nabors Industries Inc., 144A	5.500%	1/15/23	BBB–	102,062
150	Total Energy Equipment & Services				147,406

	Equity Real Estate Investment Trusts – 3.0%

150	Communications Sales & Leasing Inc., 144A	6.000%	4/15/23	BB+	155,625

75	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc.	5.375%	4/15/26	BB+	77,437

50	iStar Inc.	5.000%	7/01/19	B+	50,437

100	Walter Investment Management Corporation	7.875%	12/15/21	Caa2	58,750
375	Total Equity Real Estate Investment Trusts				342,249

	Food & Staples Retailing – 2.3%

50	Albersons Cos LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC, 144A	6.625%	6/15/24	B+	51,125

65	Performance Food Group, Incorporated, 144A	5.500%	6/01/24	BB–	66,463

150	Rite Aid Corporation, 144A	6.125%	4/01/23	B	148,688
265	Total Food & Staples Retailing				266,276

	Food Products – 2.7%

100	AdvancePierre Foods Holdings, Inc., 144A	5.500%	12/15/24	B–	101,125

100	B&G Foods Inc.	5.250%	4/01/25	B+	100,875

50	Pinnacle Foods Finance LLC	5.875%	1/15/24	BB–	52,125

50	Treehouse Foods Inc., 144A	6.000%	2/15/24	BB	52,375
300	Total Food Products				306,500

	Health Care Equipment & Supplies – 0.4%

50	AMN Healthcare, Inc., 144A	5.125%	10/01/24	Ba3	50,500

	Health Care Providers & Services – 4.5%

150	DJO Finco Inc. / DJO Finance LLC / DJO Finance Corporation, 144A	8.125%	6/15/21	CCC	129,375

75	HCA Inc.	5.875%	2/15/26	BB	79,192

50	HCA Inc.	5.250%	6/15/26	BBB–	52,380

100	HealthSouth Corporation	5.750%	11/01/24	B+	100,750

100	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	95,750

50	Wellcare Health Plans Inc.	5.250%	4/01/25	BB	51,563
525	Total Health Care Providers & Services				509,010

48	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure – 6.8%

$37	Boyd Gaming Corporation	6.375%	4/01/26	B+	$39,590

20	Hilton Domestic Operating Company Inc., 144A	4.250%	9/01/24	BB+	19,750

150	Interval Acquisition Corporation	5.625%	4/15/23	BB–	152,250

65	KFC Holding Co/ Pizza Hut Holdings LLC/ Taco Bell of America LLC, 144A	5.000%	6/01/24	BB	66,381

75	MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc.	5.625%	5/01/24	BB–	79,125

100	Penn National Gaming Inc., 144A	5.625%	1/15/27	B+	99,250

250	Scientific Games International Inc.	10.000%	12/01/22	B–	266,563

50	Silversea Cruise Finance Limited, 144A	7.250%	2/01/25	BB–	52,625
747	Total Hotels, Restaurants & Leisure				775,534

	Independent Power & Renewable Electricity Producers – 0.4%

50	Pattern Energy Group Inc., 144A	5.875%	2/01/24	BB–	50,625

	Internet Software & Services – 0.6%

63	Match Group Inc.	6.375%	6/01/24	BB–	68,158

	IT Services – 1.4%

50	Cardtronics Inc. / USA	5.500%	5/01/25	BB+	50,625

100	Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	105,480
150	Total IT Services				156,105

	Machinery – 1.8%

150	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	154,500

50	Terex Corporation, 144A	5.625%	2/01/25	BB	50,750
200	Total Machinery				205,250

	Media – 8.7%

150	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB–	155,438

75	Cable One Inc., 144A	5.750%	6/15/22	BB	78,000

150	CCO Holdings LLC Finance Corporation, 144A	5.750%	2/15/26	BB+	157,500

150	Dish DBS Corporation	5.000%	3/15/23	Ba3	150,675

15	Dish DBS Corporation	7.750%	7/01/26	Ba3	17,438

35	Gray Television Inc., 144A	5.125%	10/15/24	B+	34,563

436	iHeartCommunications, Inc., PIK	14.000%	2/01/21	Ca	146,204

50	Lamar Media Corporation	5.750%	2/01/26	Ba1	53,500

50	LIN Television Corporation	5.875%	11/15/22	B+	51,750

35	Nexstar Escrow Corporation, 144A	5.625%	8/01/24	B+	35,525

60	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	61,410

50	Virgin Media Secured Finance, 144A	5.250%	1/15/26	BB+	50,313
1,256	Total Media				992,316

	Metals & Mining – 1.6%

70	Cliffs Natural Resources Inc., 144A	8.250%	3/31/20	BB–	75,513

100	Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B	106,000
170	Total Metals & Mining				181,513

NUVEEN	49

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Mortgage Real Estate Investment Trusts – 0.5%

$50	Starwood Property Trust	5.000%	12/15/21	BB–	$51,875

	Oil, Gas & Consumable Fuels – 13.9%

100	Alta Mesa Holdings Finance, 144A	7.875%	12/15/24	B–	104,000

125	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	101,875

35	Callon Petroleum Company, 144A	6.125%	10/01/24	B+	36,400

72	Cobalt International Energy, Inc.	10.750%	12/01/21	N/R	68,040

85	Cobalt International Energy, Inc.	7.750%	12/01/23	N/R	42,500

100	Denbury Resources Inc.	5.500%	5/01/22	CCC+	78,000

80	Diamondback Energy Inc., 144A	4.750%	11/01/24	BB–	80,472

50	EP Energy LLC and Everest Acquisition Finance, Inc.	6.375%	6/15/23	CCC+	38,375

100	Everest Acquisition LLC Finance	9.375%	5/01/20	CCC+	94,250

100	FTS International Inc., 144A	8.463%	6/15/20	B	101,375

117	Halcon Resources Corporation. , 144A	12.000%	2/15/22	B+	136,598

35	Holly Energy Partners LP, 144A	6.000%	8/01/24	BB	36,662

100	MEG Energy Corporation, 144A	6.500%	1/15/25	BB+	100,000

50	Murphy Oil Corporation, 144A	6.875%	8/15/24	BBB–	53,000

90	Oasis Petroleum Inc.	6.875%	3/15/22	B+	92,025

125	Parsley Energy LLC Finance Corporation, 144A	6.250%	6/01/24	B+	132,500

35	PDC Energy, Inc., 144A	6.125%	9/15/24	B+	35,875

40	Rex Energy Corporation	1.000%	10/01/20	N/R	20,600

120	Sanchez Energy Corporation	6.125%	1/15/23	B–	111,300

15	SM Energy Company	6.750%	9/15/26	B+	15,075

100	Whiting Petroleum Corporation	5.000%	3/15/19	BB–	99,750
1,674	Total Oil, Gas & Consumable Fuels				1,578,672

	Paper & Forest Products – 0.1%

15	Louisiana Pacific Corporation	4.875%	9/15/24	BB	15,075

	Pharmaceuticals – 0.6%

50	Concordia Healthcare Corporation, 144A	9.500%	10/21/22	CCC	11,000

50	Prestige Brands Inc., 144A	6.375%	3/01/24	B–	52,500
100	Total Pharmaceuticals				63,500

	Professional Services – 0.2%

25	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB+	25,563

	Real Estate Management & Development – 0.4%

50	Howard Hughes Corporation, 144A	5.375%	3/15/25	Ba3	49,500

	Semiconductors & Semiconductor Equipment – 1.9%

64	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	70,880

140	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	149,100
204	Total Semiconductors & Semiconductor Equipment				219,980

50	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Software – 7.2%

$500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	$503,750

150	Infor Us Inc.	6.500%	5/15/22	CCC+	154,140

150	SS&C Technologies Holdings, Inc.	5.875%	7/15/23	B+	158,625
800	Total Software				816,515

	Specialty Retail – 0.4%

45	Penske Automotive Group, Inc.	5.500%	5/15/26	B+	44,100

	Technology Hardware, Storage & Peripherals – 1.1%

50	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.450%	6/15/23	BBB–	53,940

60	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	65,775
110	Total Technology Hardware, Storage & Peripherals				119,715

	Trading Companies & Distributors – 0.6%

25	BMC East LLC, 144A	5.500%	10/01/24	BB–	25,437

40	HD Supply Inc., 144A	5.750%	4/15/24	B	42,072
65	Total Trading Companies & Distributors				67,509

	Transportation Infrastructure – 1.0%

125	CEVA Group PLC, 144A	7.000%	3/01/21	B–	111,563

	Wireless Telecommunication Services – 4.3%

100	Hughes Satellite Systems Corporation, 144A	5.250%	8/01/26	BBB–	99,750

150	Sprint Corporation	7.125%	6/15/24	B+	160,125

85	Syniverse Foreign Holdings Corporation, 144A	9.125%	1/15/22	B	82,025

15	Syniverse Holdings Inc.	9.125%	1/15/19	CCC+	13,988

125	UPCB Finance Limited, 144A	5.375%	1/15/25	BB	125,781
475	Total Wireless Telecommunication Services				481,669
$11,435	Total Corporate Bonds (cost $11,140,985)				10,718,993

Principal Amount (000)	Description (1)	Coupon (3)	Maturity (4)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 3.2% (3)

	Aerospace & Defense – 2.4%

$273	Sequa Corporation, Term Loan B	5.250%	6/19/17	CCC–	$269,817

	Communications Equipment – 0.1%

1	Avaya, Inc., DIP Term Loan	8.500%	1/24/18	BB–	1,272

6	Avaya, Inc., Term Loan B7	6.460%	5/29/20	N/R	4,458
7	Total Communications Equipment				5,730

	Textiles, Apparel & Luxury Goods – 0.7%

127	Gymboree Corporation, Term Loan	5.000%	2/23/18	CC	52,850

NUVEEN	51

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (3)	Maturity (4)	Ratings (2)	Value

	Textiles, Apparel & Luxury Goods (continued)

$50	J Crew Group, Term Loan B, First Lien	4.078%	3/05/21	CCC–	$30,966
177	Total Textiles, Apparel & Luxury Goods				83,816
$457	Total Variable Rate Senior Loan Interests (cost $401,243)				359,363
	Total Long-Term Investments (cost $11,635,172)				11,165,168

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.7%

	REPURCHASE AGREEMENTS – 1.7%

$199	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/17, repurchase price $198,992, collateralized by $190,000 U.S. Treasury Notes, 3.375%, due 5/15/44, value $204,837	0.090%	4/03/17		$198,991
	Total Short-Term Investments (cost $198,991)				198,991
	Total Investments (cost $11,834,163) – 99.8%				11,364,159
	Other Assets Less Liabilities – 0.2%				23,134
	Net Assets – 100%				$11,387,293

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior Loan. The rate shown is the coupon as of the end of the reporting period.

(4)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

PIK	All or portion of this security is payment-in-kind.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

52	NUVEEN

Statement of

Assets and Liabilities	March 31, 2017 (Unaudited)

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Assets
Long-term investments, at value (cost $647,775,355, $1,508,719,123 and $11,635,172, respectively)	$597,905,786	$1,485,795,885	$11,165,168
Short-term investments, at value (cost approximates value)	15,809,337	214,291,863	198,991
Cash	—	6,001	—
Receivable for:
Interest	10,166,667	10,577,203	205,455
Investments sold	605,352	32,712,448	34,261
Reimbursement from Adviser	—	—	23,158
Shares sold	20,310,304	14,529,341	—
Other assets	109,749	195,311	34,994
Total assets	644,907,195	1,758,108,052	11,662,027
Liabilities
Payable for:
Dividends	433,465	711,020	44,733
Investments purchased	7,465,000	154,880,341	150,547
Shares redeemed	2,730,093	3,611,527	41,455
Accrued expenses:
Management fees	317,764	760,626	—
Custodian fees	47,426	90,740	13,739
Trustees fees	32,158	33,024	73
Professional fees	34,940	32,245	18,206
12b-1 distribution and service fees	90,503	128,990	1,289
Other	178,962	321,120	4,692
Total liabilities	11,330,311	160,569,633	274,734
Net assets	$633,576,884	$1,597,538,419	$11,387,293
Class A Shares
Net assets	$78,156,435	$264,731,274	$1,332,220
Shares outstanding	3,816,820	13,320,761	78,941
Net asset value (“NAV”) per share	$20.48	$19.87	$16.88
Offering price per share (NAV per share plus maximum sales charge of 4.75%, 3.00% and 4.75%, respectively, of offering price)	$21.50	$20.48	$17.72
Class C Shares
Net assets	$83,658,547	$88,445,162	$979,455
Shares outstanding	4,091,443	4,451,573	58,218
NAV and offering price per share	$20.45	$19.87	$16.82
Class R6 Shares
Net assets	$5,663,494	$1,404,792	$640,797
Shares outstanding	275,946	70,574	37,862
NAV and offering price per share	$20.52	$19.91	$16.92
Class I Shares
Net assets	$466,098,408	$1,242,957,191	$8,434,821
Shares outstanding	22,756,077	62,506,090	499,781
NAV and offering price per share	$20.48	$19.89	$16.88
Net assets consist of:
Capital paid-in	$755,600,918	$1,660,005,398	$13,694,530
Undistributed (Over-distribution of) net investment income	(2,125,896)	(7,405,582)	(10,490)
Accumulated net realized gain (loss)	(70,028,569)	(32,138,159)	(1,826,743)
Net unrealized appreciation (depreciation)	(49,869,569)	(22,923,238)	(470,004)
Net assets	$633,576,884	$1,597,538,419	$11,387,293
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

NUVEEN	53

Statement of

Operations	Six Months Ended March 31, 2017 (Unaudited)

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Investment Income	$23,793,360	$29,777,830	$493,201
Expenses
Management fees	1,838,383	3,374,579	37,882
12b-1 service fees – Class A Shares	118,832	252,621	2,299
12b-1 distribution and service fees – Class C Shares	431,808	352,996	5,346
Shareholder servicing agent fees	222,808	272,708	1,520
Custodian fees	60,750	122,451	19,484
Trustees fees	9,785	14,373	190
Professional fees	34,273	41,112	32,857
Shareholder reporting expenses	39,402	26,788	15,331
Federal and state registration fees	57,308	115,362	31,067
Other	49,952	104,157	6,065
Total expenses before fee waiver/expense reimbursement	2,863,301	4,677,147	152,041
Fee waiver/expense reimbursement	(12)	—	(97,913)
Net expenses	2,863,289	4,677,147	54,128
Net investment income (loss)	20,930,071	25,100,683	439,073
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(8,298,048)	(6,421,324)	58,955
Change in net unrealized appreciation (depreciation) of investments	23,771,029	22,346,800	183,123
Net realized and unrealized gain (loss)	15,472,981	15,925,476	242,078
Net increase (decrease) in net assets from operations	$36,403,052	$41,026,159	$681,151

See accompanying notes to financial statements.

54	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	Symphony Credit Opportunities		Symphony Floating Rate Income		Symphony High Yield Bond
	Six Months Ended 3/31/2017	Year Ended 9/30/16	Six Months Ended 3/31/2017	Year Ended 9/30/16	Six Months Ended 3/31/2017	Year Ended 9/30/16
Operations
Net investment income (loss)	$20,930,071	$47,099,474	$25,100,683	$43,759,137	$439,073	$775,587
Net realized gain (loss) from:
Investments	(8,298,048)	(46,291,157)	(6,421,324)	(15,265,501)	58,955	(1,466,849)
Swaps	—	(1,097,714)	—	—	—	(14,655)
Change in net unrealized appreciation (depreciation) of:
Investments	23,771,029	48,587,269	22,346,800	4,492,373	183,123	1,534,136
Swaps	—	(172,096)	—	—	—	—
Net increase (decrease) in net assets from operations	36,403,052	48,125,776	41,026,159	32,986,009	681,151	828,219
Distributions to Shareholders
From net investment income:
Class A Shares	(3,858,589)	(7,904,224)	(6,003,618)	(5,925,114)	(52,108)	(134,774)
Class C Shares	(3,200,848)	(5,891,788)	(1,821,310)	(1,854,132)	(26,615)	(40,382)
Class R6 Shares[1]	(360,627)	(630,426)	(54,923)	(2,295)	(25,869)	(941)
Class I Shares	(18,058,356)	(33,940,320)	(26,579,626)	(36,708,281)	(254,330)	(596,456)
Decrease in net assets from distributions to shareholders	(25,478,420)	(48,366,758)	(34,459,477)	(44,489,822)	(358,922)	(772,553)
Fund Share Transactions
Proceeds from sale of shares	203,660,284	294,992,741	1,102,457,988	312,916,856	1,137,388	4,362,215
Proceeds from shares issued to shareholders due to reinvestment of distributions	22,048,368	41,712,386	31,212,165	42,308,580	91,225	294,390
	225,708,652	336,705,127	1,133,670,153	355,225,436	1,228,613	4,656,605
Cost of shares redeemed	(250,301,170)	(577,242,163)	(381,856,393)	(558,792,362)	(3,605,176)	(7,061,411)
Net increase (decrease) in net assets from Fund share transactions	(24,592,518)	(240,537,036)	751,813,760	(203,566,926)	(2,376,563)	(2,404,806)
Net increase (decrease) in net assets	(13,667,886)	(240,778,018)	758,380,442	(215,070,739)	(2,054,334)	(2,349,140)
Net assets at the beginning of period	647,244,770	888,022,788	839,157,977	1,054,228,716	13,441,627	15,790,767
Net assets at the end of period	$633,576,884	$647,244,770	$1,597,538,419	$839,157,977	$11,387,293	$13,441,627
Undistributed (Over-distribution of) net investment income at the end of period	$(2,125,896)	$2,422,453	$(7,405,582)	$1,953,212	(10,490)	$(90,641)

1	Symphony High Yield Bond’s Class R6 Shares were established on June 30, 2016.

See accompanying notes to financial statements.

NUVEEN	55

Financial

Highlights (Unaudited)

Symphony Credit Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/10)
2017(f)	$20.11	$0.68	$0.52	$1.20	$(0.83)	$—	$(0.83)	$20.48
2016	19.67	1.31	0.47	1.78	(1.34)	—	(1.34)	20.11
2015	22.19	1.31	(2.46)	(1.15)	(1.25)	(0.12)	(1.37)	19.67
2014	22.33	1.22	0.06	1.28	(1.28)	(0.14)	(1.42)	22.19
2013	21.85	1.26	0.68	1.94	(1.36)	(0.10)	(1.46)	22.33
2012	19.45	1.27	2.49	3.76	(1.36)	—	(1.36)	21.85
Class C (4/10)
2017(f)	20.08	0.60	0.52	1.12	(0.75)	—	(0.75)	20.45
2016	19.64	1.17	0.47	1.64	(1.20)	—	(1.20)	20.08
2015	22.16	1.16	(2.48)	(1.32)	(1.08)	(0.12)	(1.20)	19.64
2014	22.30	1.05	0.05	1.10	(1.10)	(0.14)	(1.24)	22.16
2013	21.82	1.10	0.67	1.77	(1.19)	(0.10)	(1.29)	22.30
2012	19.42	1.11	2.49	3.60	(1.20)	—	(1.20)	21.82
Class R6 (10/14)
2017(f)	20.14	0.72	0.52	1.24	(0.86)	—	(0.86)	20.52
2016	19.69	1.38	0.46	1.84	(1.39)	—	(1.39)	20.14
2015(e)	22.22	1.38	(2.49)	(1.11)	(1.30)	(0.12)	(1.42)	19.69
Class I (4/10)
2017(f)	20.11	0.70	0.52	1.22	(0.85)	—	(0.85)	20.48
2016	19.67	1.36	0.47	1.83	(1.39)	—	(1.39)	20.11
2015	22.20	1.37	(2.48)	(1.11)	(1.30)	(0.12)	(1.42)	19.67
2014	22.33	1.28	0.06	1.34	(1.33)	(0.14)	(1.47)	22.20
2013	21.85	1.32	0.67	1.99	(1.41)	(0.10)	(1.51)	22.33
2012	19.45	1.33	2.48	3.81	(1.41)	—	(1.41)	21.85

56	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

6.05%	$78,156	1.00	%*	6.69	%*	1.00	%*	6.69	%*	18%
9.73	97,672	1.03		6.88		1.03		6.88		42
(5.48)	156,026	1.03		6.13		1.03		6.13		40
5.75	274,366	1.00		5.33		1.00		5.33		54
9.15	246,562	1.03		5.70		1.03		5.70		77
19.72	77,603	1.13		5.99		1.07		6.05		83

5.67	83,659	1.75	*	5.92	*	1.75	*	5.92	*	18
8.92	87,788	1.79		6.16		1.79		6.16		42
(6.21)	116,809	1.78		5.41		1.78		5.41		40
4.96	176,017	1.75		4.61		1.75		4.61		54
8.36	92,576	1.78		4.98		1.78		4.98		77
18.87	41,128	1.88		5.24		1.82		5.29		83

6.22	5,663	0.68	*	6.97	*	0.68	*	6.97	*	18
10.06	9,146	0.70		7.27		0.70		7.27		42
(5.27)	8,643	0.70		6.47		0.70		6.47		40

6.17	466,098	0.74	*	6.91	*	0.74	*	6.91	*	18
9.96	452,639	0.78		7.14		0.78		7.14		42
(5.23)	606,545	0.78		6.39		0.78		6.39		40
6.05	798,330	0.75		5.62		0.75		5.62		54
9.36	333,666	0.78		5.95		0.78		5.95		77
20.08	136,009	0.88		6.29		0.82		6.34		83

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period October 1, 2014 (commencement of operations) through September 30, 2015.
(f)	For the six months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	57

Financial Highlights (Unaudited) (continued)

Symphony Floating Rate Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/11)
2017(f)	$19.71	$0.41	$0.33	$0.74	$(0.58)	$—	$(0.58)	$19.87
2016	19.76	0.95	(0.03)	0.92	(0.97)	—	(0.97)	19.71
2015	20.68	0.90	(0.90)	—	(0.92)	—	(0.92)	19.76
2014	20.70	0.85	(0.04)	0.81	(0.82)	(0.01)	(0.83)	20.68
2013	20.15	0.73	0.83	1.56	(0.93)	(0.08)	(1.01)	20.70
2012	18.57	1.01	1.66	2.67	(1.09)	—	(1.09)	20.15
Class C (5/11)
2017(f)	19.71	0.34	0.32	0.66	(0.50)	—	(0.50)	19.87
2016	19.76	0.81	(0.04)	0.77	(0.82)	—	(0.82)	19.71
2015	20.66	0.74	(0.89)	(0.15)	(0.75)	—	(0.75)	19.76
2014	20.68	0.69	(0.04)	0.65	(0.66)	(0.01)	(0.67)	20.66
2013	20.13	0.58	0.83	1.41	(0.78)	(0.08)	(0.86)	20.68
2012	18.56	0.87	1.64	2.51	(0.94)	—	(0.94)	20.13
Class R6 (1/15)
2017(f)	19.74	0.45	0.32	0.77	(0.60)	—	(0.60)	19.91
2016	19.77	0.87	0.12	0.99	(1.02)	—	(1.02)	19.74
2015(e)	20.38	0.62	(0.60)	0.02	(0.63)	—	(0.63)	19.77
Class I (5/11)
2017(f)	19.72	0.43	0.34	0.77	(0.60)	—	(0.60)	19.89
2016	19.77	1.00	(0.03)	0.97	(1.02)	—	(1.02)	19.72
2015	20.69	0.95	(0.90)	0.05	(0.97)	—	(0.97)	19.77
2014	20.71	0.90	(0.04)	0.86	(0.87)	(0.01)	(0.88)	20.69
2013	20.14	0.77	0.86	1.63	(0.98)	(0.08)	(1.06)	20.71
2012	18.57	1.07	1.64	2.71	(1.14)	—	(1.14)	20.14

58	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.78%	$264,731	0.95	%*	4.18	%*	0.95	%*	4.18	%*	26%
4.88	122,787	1.00		4.93		1.00		4.93		40
(0.04)	157,579	0.96		4.39		0.96		4.39		42
3.96	131,751	0.98		4.06		0.98		4.06		41
7.92	88,575	1.13		3.56		1.07		3.62		53
14.74	1,088	1.91		4.30		1.07		5.14		210

3.40	88,445	1.70	*	3.43	*	1.70	*	3.43	*	26
4.14	46,412	1.75		4.22		1.75		4.22		40
(0.82)	45,962	1.71		3.65		1.71		3.65		42
3.17	40,407	1.73		3.31		1.73		3.31		41
7.12	29,492	1.85		2.83		1.82		2.86		53
13.82	487	2.70		3.58		1.82		4.46		210

3.91	1,405	0.66	*	4.49	*	0.66	*	4.49	*	26
5.24	1,658	0.70		5.30		0.70		5.30		40
0.03	24	0.68	*	4.51	*	0.68	*	4.51	*	42

3.95	1,242,957	0.70	*	4.43	*	0.70	*	4.43	*	26
5.14	668,302	0.75		5.19		0.75		5.19		40
0.21	850,663	0.70		4.65		0.70		4.65		42
4.20	932,829	0.72		4.30		0.72		4.30		41
8.28	393,624	0.84		3.81		0.82		3.83		53
14.90	10,346	1.63		4.62		0.82		5.42		210

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 28, 2015 (commencement of operations) through September 30, 2015.
(f)	For the six months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	59

Financial Highlights (Unaudited) (continued)

Symphony High Yield Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/12)
2017(g)	$16.46	$0.58	$0.31	$0.89	$(0.47)	$—	$(0.47)	$16.88
2016	16.26	0.92	0.21	1.13	(0.93)	—	(0.93)	16.46
2015	22.05	1.05	(2.63)	(1.58)	(1.12)	(3.09)	(4.21)	16.26
2014	21.53	1.27	0.67	1.94	(1.37)	(0.05)	(1.42)	22.05
2013(e)	20.00	0.49	1.75	2.24	(0.71)	—	(0.71)	21.53
Class C (12/12)
2017(g)	16.41	0.52	0.30	0.82	(0.41)	—	(0.41)	16.82
2016	16.22	0.82	0.18	1.00	(0.81)	—	(0.81)	16.41
2015	21.99	0.90	(2.61)	(1.71)	(0.97)	(3.09)	(4.06)	16.22
2014	21.47	1.08	0.69	1.77	(1.20)	(0.05)	(1.25)	21.99
2013(e)	20.00	0.73	1.37	2.10	(0.63)	—	(0.63)	21.47
Class R6 (6/16)
2017(g)	16.50	0.59	0.31	0.90	(0.48)	—	(0.48)	16.92
2016(f)	15.74	0.22	0.75	0.97	(0.21)	—	(0.21)	16.50
Class I (12/12)
2017(g)	16.46	0.60	0.32	0.92	(0.50)	—	(0.50)	16.88
2016	16.27	0.98	0.18	1.16	(0.97)	—	(0.97)	16.46
2015	22.06	1.10	(2.63)	(1.53)	(1.17)	(3.09)	(4.26)	16.27
2014	21.54	1.29	0.70	1.99	(1.42)	(0.05)	(1.47)	22.06
2013(e)	20.00	0.95	1.33	2.28	(0.74)	—	(0.74)	21.54

60	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

5.49%	$1,332	2.55	%*	5.42	%*	1.00	%*	6.97	%*	27%
7.34	2,054	1.83		5.06		1.05		5.84		74
(7.25)	2,860	1.59		5.10		1.07		5.63		154
9.10	9,037	1.18		5.53		1.07		5.64		178
11.24	32,646	0.94	*	2.93	*	0.94	*	2.93	*	185

5.06	979	3.35	*	4.64	*	1.75	*	6.24	*	27
6.46	939	2.59		4.39		1.80		5.19		74
(7.93)	828	2.32		4.50		1.82		5.01		154
8.31	549	2.10		4.54		1.82		4.83		178
10.53	110	2.65	*	3.45	*	1.82	*	4.28	*	185

5.60	641	2.26	*	5.56	*	0.73	*	7.08	*	27
6.15	1,134	2.39	*	6.42	*	0.70	*	8.10	*	74

5.62	8,435	2.34	*	5.67	*	0.75	*	7.22	*	27
7.55	9,314	1.59		5.38		0.80		6.17		74
(7.01)	12,103	1.34		5.51		0.82		6.03		154
9.36	14,565	1.11		5.43		0.82		5.72		178
11.43	5,820	1.90	*	4.47	*	0.82	*	5.56	*	185

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 10, 2012 (commencement of operations) through September 30, 2013.
(f)	For period June 30, 2016 (commencement of operations) through September 30, 2016.
(g)	For the six months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	61

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”), Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) and Nuveen Symphony High Yield Bond Fund (“Symphony High Yield Bond”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Funds is March 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which the Symphony manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Symphony Credit Opportunities and Symphony High Yield Bond is to seek current income and capital appreciation. Symphony Floating Rate Income’s investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Outstanding when-issued/delayed delivery purchase commitments	$3,615,000	$150,876,388	$—

Investment Income

Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

62	NUVEEN

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more ($500,000 or more for Symphony Floating Rate Income) are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

NUVEEN	63

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

64	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Credit Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks**	$3,605,797	$6,955	$—	***	$3,612,752
$25 Par (or similar) Retail Preferred	—	112	—		112
Convertible Bonds	—	925,600	—		925,600
Corporate Bonds	—	513,202,910	—		513,202,910
Variable Rate Senior Loan Interests	—	80,164,412	—		80,164,412
Short-Term Investments:
Repurchase Agreements	—	15,809,337	—		15,809,337
Total	$3,605,797	$610,109,326	$—		$613,715,123

Symphony Floating Rate Income
Long-Term Investments*:
Common Stocks**	$7,689,512	$367,167	$—		$8,056,679
$25 Par (or similar) Retail Preferred	—	39	—		39
Corporate Bonds	—	277,636,430	—		277,636,430
Variable Rate Senior Loan Interests	—	1,200,102,737	—		1,200,102,737
Short-Term Investments:
Repurchase Agreements	—	214,291,863	—		214,291,863
Total	$7,689,512	$1,692,398,236	$—		$1,700,087,748

Symphony High Yield Bond
Long-Term Investments*:
Common Stocks**	$2,312	$—	$—		$2,312
Convertible Bonds	—	84,500	—		84,500
Corporate Bonds	—	10,718,993	—		10,718,993
Variable Rate Senior Loan Interests	—	359,363	—		359,363
Short-Term Investments:
Repurchase Agreements	—	198,991	—		198,991
Total	$2,312	$11,361,847	$—		$11,364,159
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

NUVEEN	65

Notes to Financial Statements (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Symphony Credit Opportunities	Fixed Income Clearing Corporation	$15,809,337	$(15,809,337)	$—
Symphony Floating Rate Income	Fixed Income Clearing Corporation	214,291,863	(214,291,863)	—
Symphony High Yield Bond	Fixed Income Clearing Corporation	198,991	(198,991)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

66	NUVEEN

4. Fund Shares

Fund Shares

Symphony Credit Opportunities and Symphony Floating Rate Income have an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/17		Year Ended 9/30/16
Symphony Credit Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,436,060	$29,249,796	1,661,161	$31,154,743
Class C	282,540	5,756,453	610,132	11,592,878
Class R6	22,414	462,263	37,688	704,943
Class I	8,212,675	168,191,772	13,284,896	251,540,177
Shares issued to shareholders due to reinvestment of distributions:
Class A	178,047	3,634,398	393,538	7,438,401
Class C	139,090	2,834,445	268,562	5,072,308
Class R6	17,634	360,627	33,237	630,426
Class I	745,456	15,218,898	1,507,681	28,571,251
	11,033,916	225,708,652	17,796,895	336,705,127
Shares redeemed:
Class A	(2,654,986)	(54,245,498)	(5,129,364)	(96,331,852)
Class C	(702,340)	(14,302,850)	(2,453,677)	(46,142,540)
Class R6	(218,104)	(4,495,285)	(55,860)	(1,072,948)
Class I	(8,710,036)	(177,257,537)	(23,113,003)	(433,694,823)
	(12,285,466)	(250,301,170)	(30,751,904)	(577,242,163)
Net increase (decrease)	(1,251,550)	$(24,592,518)	(12,955,009)	$(240,537,036)
	Six Months Ended 3/31/17		Year Ended 9/30/16
Symphony Floating Rate Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,127,715	$220,935,782	3,171,638	$61,262,975
Class C	2,824,111	56,044,690	649,641	12,628,283
Class R6	43,049	853,371	82,743	1,630,000
Class I	41,441,161	824,624,145	12,356,988	237,395,598
Shares issued to shareholders due to reinvestment of distributions:
Class A	259,675	5,161,539	291,097	5,610,082
Class C	79,199	1,573,799	87,264	1,681,205
Class R6	—	—	6	125
Class I	1,231,070	24,476,827	1,816,356	35,017,168
	57,005,980	1,133,670,153	18,455,733	355,225,436
Shares redeemed:
Class A	(4,295,134)	(85,451,708)	(5,208,198)	(99,753,062)
Class C	(806,354)	(16,025,261)	(708,894)	(13,611,689)
Class R6	(56,451)	(1,122,125)	—	—
Class I	(14,049,537)	(279,257,299)	(23,313,419)	(445,427,611)
	(19,207,476)	(381,856,393)	(29,230,511)	(558,792,362)
Net increase (decrease)	37,798,504	$751,813,760	(10,774,778)	$(203,566,926)

NUVEEN	67

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 3/31/17		Year Ended 9/30/16
Symphony High Yield Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,809	$195,417	132,892	$2,045,235
Class C	13,999	230,881	22,850	358,787
Class R6[1]	—	—	68,743	1,125,000
Class I	42,508	711,090	52,341	833,193
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,042	50,924	7,659	121,446
Class C	1,505	25,142	2,367	37,370
Class R6[1]	—	—	—	—
Class I	900	15,159	8,551	135,574
	73,763	1,228,613	295,403	4,656,605
Shares redeemed:
Class A	(60,690)	(1,014,274)	(191,624)	(3,017,795)
Class C	(14,524)	(241,479)	(19,045)	(289,558)
Class R6[1]	(30,881)	(518,034)	—	—
Class I	(109,426)	(1,831,389)	(238,979)	(3,754,058)
	(215,521)	(3,605,176)	(449,648)	(7,061,411)
Net increase (decrease)	(141,758)	$(2,376,563)	(154,245)	$(2,404,806)
[1]	Class R6 Shares were established on June 30, 2016.

5. Investment Transactions

Long-term purchases and sales during the current fiscal period, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Purchases	$108,943,824	$960,994,525	$3,080,933
Sales and maturities	131,886,177	279,728,902	4,868,849

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of March 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Cost of investments	$667,188,686	$1,726,707,759	$11,896,762
Gross unrealized:
Appreciation	$18,415,387	$20,562,542	$447,527
Depreciation	(71,888,950)	(47,182,553)	(980,130)
Net unrealized appreciation (depreciation) of investments	$(53,473,563)	$(26,620,011)	$(532,603)

68	NUVEEN

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments and treatment of notional principal contracts resulted in reclassifications among the Funds’ components of net assets as of September 30, 2016, the Funds’ last tax year end, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Capital paid-in	$(6,859)	$(12,293)	$—
Undistributed (Over-distribution of) net investment income	859,330	1,595,554	10,123
Accumulated net realized gain (loss)	(852,471)	(1,583,261)	(10,123)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2016, the Funds’ last tax year end, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Undistributed net ordinary income[1],2	$8,615,486	$8,383,137	$8,669
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2016 through September 30, 2016, and paid on October 3, 2016.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2016, was designated for purposes of the dividends paid deduction as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Distributions from net ordinary income[2]	$49,669,554	$45,216,039	$794,263
Distributions from net long-term capital gains	—	—	—
Return of capital	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2016, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Capital losses to be carried forward – not subject to expiration	$61,336,054	$25,236,986	$1,878,573

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
For the first $125 million	0.4500%	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375	0.4375
For the next $250 million	0.4250	0.4250	0.4250
For the next $500 million	0.4125	0.4125	0.4125
For the next $1 billion	0.4000	0.4000	0.4000
For net assets over $2 billion	0.3750	0.3750	0.3750

NUVEEN	69

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2017, the complex-level fee for each Fund was 0.1613%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expiring January 31, 2018 may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Credit Opportunities	0.79%	January 31, 2018	1.35%
Symphony Floating Rate Income	0.85	January 31, 2018	1.10
Symphony High Yield Bond	0.79	January 31, 2018	N/A
N/A	– Not applicable.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Sales charges collected	$83,473	$660,141	$3,063
Paid to financial intermediaries	7 4,638	611,084	2,788

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Commission advances	$55,488	$675,453	$1,619

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
12b-1 fees retained	$56,994	$134,029	$1,392

70	NUVEEN

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
CDSC retained	$10,412	—	—

As of the end of the reporting period, Nuveen owned shares of the following Funds as follows:

	Symphony Floating Rate Income	Symphony High Yield Bond
Class A Shares	—	2,500
Class C Shares	—	2,500
Class R6 Shares	1,227	1,588
Class I Shares	—	473,594

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds had no such unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

$2.5 Billion Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes the Funds. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

$96.7 Million Committed Line of Credit

On October 14, 2016, Symphony Credit Opportunities and Symphony Floating Rate Income, along with certain of the Participating Funds (the “Subset of Participating Funds”), have established a 364-day, $96,687,000 standby credit facility with a lender, under which the Subset of Participating Funds may borrow for various purposes other than leveraging for investment purposes. This standby credit facility is in addition to the $2.5 billion standby credit facility. The Subset of Participating Funds may only borrow from either the $96,687,000 standby credit facility or the $2.5 billion standby credit facility at any one time. This standby credit facility expires in October 2017 unless extended or renewed.

NUVEEN	71

Notes to Financial Statements (Unaudited) (continued)

This standby credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds will pay administration, legal and arrangement fees, which will be recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, will be allocated among such Subset of Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Subset of Participating Fund.

During the current fiscal period, none of the Funds utilized either of these facilities.

10. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

72	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	73

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Custom Benchmark Index: An index comprised 60% of the BofA/Merrill Lynch U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The BofA/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

74	NUVEEN

Notes

NUVEEN	75

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-SCFR-0317P        157273

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: June 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: June 8, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 8, 2017